UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

ADEIA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, May 7, 2026

10:00 a.m., Pacific Time

The 2026 Annual Meeting of the Stockholders (“Annual Meeting”) of Adeia Inc. (the “Company”) will be held on Thursday, May 7, 2026 at 10:00 a.m. Pacific Time. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ADEA2026. To provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. The webcast will open 15 minutes before the 10:00 a.m. Pacific Time start of the Annual Meeting and we recommend that you log in early to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes:

1.
To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To hold an advisory vote to approve the compensation of our named executive officers as described in this proxy statement;
3.
To approve an amendment to the Amended and Restated 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 10,700,000 shares of common stock;
4.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors of the Company (the “Board”) has fixed the close of business on March 9, 2026 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our Annual Meeting materials. On or about March 25, 2026, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to our stockholders containing instructions on how to access our 2026 proxy statement and our 2025 Annual Report on Form 10-K, and how to vote online. The Notice also included instructions on how you can receive a copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your Annual Meeting materials by mail, the notice of Annual Meeting, proxy statement from the Board, proxy card and annual report will be enclosed. If you choose to receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at http://investors.adeia.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board
Adeia Inc. /s/ Kevin Tanji KEVIN TANJI Chief Legal Officer and Corporate Secretary San Jose, California
March 25, 2026

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Adeia Inc.
3025 Orchard Parkway
San Jose, CA 95134

PROXY STATEMENT FOR THE ANNUAL MEETING

OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2026

This proxy statement is furnished in connection with the solicitation of proxies for use prior to or at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Adeia Inc. (together with its subsidiaries, herein referred to as the “Company” or “Adeia”), a Delaware corporation, to be held at 10:00 a.m. Pacific Time on Thursday, May 7, 2026 and at any adjournments or postponements thereof for the following purposes:

•
To elect seven (7) members of the Board to hold office until the next annual meeting or until their successors are duly elected and qualified;
•
To hold an advisory vote to approve the compensation of our named executive officers as described in this proxy statement;
•
To approve an amendment to the Amended and Restated 2020 Equity Incentive Plan (the “A&R 2020 Plan”) to increase the number of shares reserved for issuance by an additional 10,700,000 shares of common stock;
•
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and
•
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We made this proxy statement and accompanying form of proxy available to stockholders beginning on March 25, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 7, 2026:

This proxy statement, form of proxy and the Company’s 2025 Annual Report on Form 10-K are available electronically at http://www.proxyvote.com and on our website at http://investors.adeia.com.

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ANNUAL MEETING SUMMARY

Voting Matters	Board Vote Recommendation	Page Reference (for more detail)
Proposal 1 – Election of Directors	FOR	21
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation	FOR	64
Proposal 3 – Approval of an amendment to the A&R 2020 Equity Incentive Plan	FOR	76
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	77

ABOUT THE ANNUAL MEETING

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of seven directors; (2) the compensation of our named executive officers, on an advisory (non-binding) basis; (3) the approval of an amendment to the A&R 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 10,700,000 shares of common stock; (4) the ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year 2026; and (5) any other business that may properly come before the meeting.

Who is Entitled to Vote?

Only holders of record of our common stock as of the close of business on March 9, 2026 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. No cumulative voting is permitted for the election of directors. At the close of business on March 9, 2026, there were 110,703,732 shares of common stock issued and outstanding.

What are the Board’s Recommendations on the Proposals?

The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board unanimously recommends a vote FOR each nominee for director; FOR the advisory approval of the compensation of our named executive officers; FOR approval of an amendment to the A&R 2020 Plan; and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company.

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How do I Vote My Shares at the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online. The Annual Meeting will start at 10:00 a.m. Pacific Time on Thursday, May 7, 2026. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock or included with your voting instruction card and voting instructions received from your broker, bank or other agent if your shares of common stock are held in “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/ADEA2026. The webcast will open 15 minutes before the 10:00 a.m. Pacific Time start of the Annual Meeting and we recommend that you log in early to ensure you are logged in when the Annual Meeting starts. Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet, by telephone or online during the Annual Meeting.

Instructions for voting by proxy over the Internet or by mail are set forth on the Notice mailed to you, or on the proxy card mailed to you if you chose to receive materials by mail. Instructions for voting by proxy by telephone are available on the Internet site identified on the Notice mailed to you if you chose to receive materials by mail. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Daylight Time on May 6, 2026. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

If you sign and return a proxy card by mail but do not give voting instructions, your shares will be voted (1) FOR ALL of the seven (7) nominees named in Proposal No. 1 in this proxy statement; (2) FOR the approval of compensation of our named executive officers (NEOs) as disclosed in this proxy statement; (3) FOR approval of the amendment to the A&R 2020 Plan; (4) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026; and (5) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/ADEA2026 starting at 10:00 a.m. Pacific Time on Thursday, May 7, 2026. The webcast will open 15 minutes before the start of the Annual Meeting.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote online during the Annual Meeting, you must follow the instructions from your broker, bank or other agent and will need to obtain a proxy issued in your name from that record holder.

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Can I Change My Vote After I Return My Proxy Card?

Yes, any proxy may be revoked at any time before it is exercised by filing with the Company’s Corporate Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting virtually and desire to vote at the Annual Meeting are requested to so notify the Corporate Secretary in writing prior to the time of the Annual Meeting. Attending the meeting will not revoke your proxy unless you specifically request it. We request that all such written notices of revocation to the Company be addressed to Kevin Tanji, Corporate Secretary, Adeia Inc., at the address of our principal executive offices at 3025 Orchard Parkway, San Jose, California 95134. Our telephone number is (408) 473-2500. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

If you are a beneficial owner of shares of our common stock as of the Record Date and your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What Does it Mean if I Get More than One Proxy Card?

If your shares are registered differently or are in more than one account, you may receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

What Does “Householding” Mean and How Does it Affect Me?

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Annual Report on Form 10-K and proxy statement, if they have elected to receive proxy materials by mail. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well. Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

If you are a registered stockholder that has requested to receive proxy materials by mail and you have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report on Form 10-K and proxy statement for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householding mailing this year, and you would like to receive additional copies of our Annual Report on Form 10-K and proxy statement mailed to you, please call Investor Relations at (408) 473-2500, send an e-mail request to IR@adeia.com, or write to c/o Investor Relations, Adeia Inc., 3025 Orchard Parkway, San Jose, CA 95134, and we will promptly deliver the requested copy.

Registered stockholders that have requested to receive proxy materials by mail and have not consented to householding will continue to receive copies of our Annual Reports on Form 10-K and our proxy statements for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of the Annual Reports on Form 10-K and proxy statements for all registered stockholders residing at the same address by contacting Broadridge Financial Solutions, Inc. as outlined above.

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

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What is a Quorum?

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the issued and outstanding shares of our common stock entitled to vote thereat, present by virtual attendance or represented by proxy will constitute a quorum. We will appoint an election inspector for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or by virtual attendance at the Annual Meeting.

What Vote is Required to Approve Each Proposal?

Proposal 1 – Election of Directors

The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. The voting standard is discussed further under the section entitled “Proposal No. 1 – Election of Directors – Required Vote and Board’s Recommendation.” Brokers do not have discretionary authority to vote on this proposal. Abstentions and broker non-votes will not be counted as a vote “For” or “Against” and will not have an effect on the outcome of the vote.

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to approve the non-binding advisory named executive officer compensation proposal. Abstentions have the same effect as negative votes on this proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes will not be counted as a vote “For” or “Against” and will not have an effect on the outcome of the vote.

Proposal 3 – Approval of an amendment to the A&R 2020 Equity Incentive Plan

The affirmative vote of the holders of a majority of the votes cast is required to approve the Company’s amendment to the A&R 2020 Plan. A “majority of the votes cast” means the number of votes “for” the approval of our proposed amendment exceeds the number of votes cast “against” the proposed amendment. Brokers do not have discretionary authority to vote on this proposal. Abstentions and broker non-votes will not be counted as “for” or “against” Proposal 3 and will have no effect on the proposal.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Abstentions have the same effect as negative votes on this proposal. As discussed below, we do not expect to have any broker non-vote for this proposal because Proposal 4 is considered a “routine” matter for which the broker has the discretionary authority to vote on behalf of the beneficial owners.

What are Broker Non-Votes?

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise (typically referred to as being held in “street name”) and you do not instruct your broker how to vote your shares, your broker will not have discretion to vote your shares on any of the non-routine matters. A broker non-vote occurs when a broker, bank or other stockholder of record, exercising its fiduciary powers submits a proxy for the Annual Meeting but does not vote on a particular proposal because such holder does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters but not on non-routine matters. At the Annual Meeting, Proposal 1 (Election of Directors), Proposal 2 (Executive Compensation), and Proposal 3 (approval of an amendment to the A&R 2020 Plan are considered non-routine matters, and therefore brokers do not have the discretion to vote and broker non-votes may occur. Proposal 4 (ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm) is treated as a routine matter; therefore we do not expect any broker non-votes for Proposal 4.

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Broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum. We encourage you to provide instructions to your broker regarding the voting of your shares.

What Happens if I Abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, they will be treated as a “no” or “none” vote depending upon the matter to be voted upon. Please see “What Vote is Required to Approve Each Proposal?” above for the specific result of an abstention vote.

How Will Adeia Solicit Proxies?

We have retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials. The costs and expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and other costs of the proxy solicitation will be borne by us. We expect to pay a fee in the amount of approximately $26,000 to Alliance Advisors, LLC as our proxy solicitor. Certain of our officers, employees and third parties may also solicit the submission of proxies authorizing the voting of shares in accordance with the Board’s recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to officers, directors or regular employees for such services. We may pay fees to other third-party solicitors. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

References to “Adeia,” “Company,” “we,” “us” and “our” refer to Adeia Inc. (formerly known as Xperi Holding Corporation) and its consolidated subsidiaries. References to “SpinCo” refer to “Xperi Inc.”, which was separated from Adeia on October 1, 2022. References to “GAAP” refer to generally accepted accounting principles in the United States of America. References to “RSUs” refer to time-based vesting restricted stock units. References to “PSUs” refer to company-designated performance-based vesting restricted stock units.

Background of Adeia

Adeia is a leading research and development (R&D) and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that we believe are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolio powers the connected devices that touch the lives of millions of people around the world every day as they live, work and play.

On October 1, 2022, SpinCo, which was our product business, was separated through a tax efficiency spin-off transaction (the “Separation”) and became an independent, publicly-traded company named Xperi Inc. We retain no ownership interest in SpinCo. Following the Separation, we retained our IP licensing business, changed our name to Adeia Inc. and began trading on the Nasdaq under the symbol “ADEA.”

Business Highlights

Our 2025 total revenue was $443.4 million, representing an 18% increase from the prior year.

In 2025, we continued to execute new and renewal license agreements across multiple verticals and geographic regions, including the following:

•
Adeia entered into a long-term agreement with The Walt Disney Company for access to Adeia’s media portfolio
•
Optimum Communications (formerly known as Altice USA, Inc.), one of the largest broadband and video service providers in the U.S., signed a long-term license renewal for access to Adeia’s media portfolio
•
Frontier Communications, a Pay-TV provider, signed a multi-year license renewal for access to Adeia’s media portfolio
•
Zazzle Inc., a leading e-commerce platform, signed a new multi-year license agreement, highlighting the value and relevance of our media portfolio in e-commerce
•
Two major U.S. professional sports leagues, including MLB, signed long-term license agreements for access to our media portfolio.
•
ST Microelectronics, a global leader in analog and digital semiconductors, signed a new multi-year license for access to our semiconductor portfolio
•
Signed a record 12 license agreements with new customers in 2025

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In addition to total revenue achievement and the deal momentum in 2025 highlighted above, the Company successfully executed on its operational and strategic goals, including the following highlights:

•
Executed on all four pillars of our capital allocation strategy, as we paid down $60.4 million on our term loan, paid $21.8 million in dividends, repurchased 1.5 million shares of our common stock for $20.0 million, and closed 6 tuck-in patent acquisitions
•
Completed another repricing of our term loan, lowering our interest rate by an additional 50 basis points to SOFR plus a margin of 2.50% per annum
•
Strategically grew our patent portfolios by 13% year-over-year through a combination of internal R&D and strategic tuck-in acquisitions, ending the year with approximately 13,750 total patent assets

Governance Highlights

We are committed to high standards of corporate governance. The Company’s corporate governance program continues to feature the following:

•
an independent chairman of the Board;
•
all of our directors, other than our CEO, are independent;
•
majority voting for election of directors in uncontested elections;
•
a Board with broad industry experience, backgrounds, and technical and financial expertise;
•
we have no stockholder rights plan in place;
•
regularly updated charters for each of the Board’s committees, which clearly establish the roles and responsibilities of each such committee;
•
regular executive sessions among our independent directors;
•
a Board that enjoys unrestricted access to the Company’s management, employees and professional advisers;
•
each director attended at least 75% of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time such director served on the Board or committees;
•
a clear Code of Business Conduct and Ethics that is reviewed regularly for best practices;
•
a clear set of Corporate Governance Guidelines that is reviewed regularly for best practices;
•
a compensation recovery (“clawback”) policy regarding accounting restatements in accordance with Securities Exchange Act of 1934 (the “Exchange Act”) Rule 10D-1 and corresponding Nasdaq listing standards, and an additional standalone clawback provision in the Company’s A&R 2020 Plan applicable to holders of our equity awards (including all time-vesting equity awards);
•
policy prohibiting all directors, officers, employees, temporary workers, consultants and those under their respective influence or control from trading on the basis of material non-public information;
•
policy prohibiting hedging, pledging or engaging in “short” sales of Company stock by all employees and directors;
•
the Compensation Committee’s engagement of an independent compensation consultant; and
•
minimum stock ownership requirement to ensure that our directors and executives remain aligned with the interests of the Company and its stockholders.

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Board Nominees

The Board has nominated seven (7) individuals for election as directors.

Name	Age	Director Since (1)	Experience/Qualification	Independent		Independent Committee Memberships	Other Current Board Memberships
				Yes	No
Paul E. Davis	51	2022	• Chief Executive Officer and Chief Legal Officer expertise • Extensive experience in semiconductors, digital media and entertainment • Extensive IP licensing experience		✓	• None	• None
V. Sue Molina	77	2022	• Extensive experience in public accounting • Extensive experience in auditing and tax	✓		• Audit Committee Chair	• Samba TV, Inc. (private)
Daniel Moloney	66	2020	• Extensive executive management, leadership and technological expertise and experience • Extensive experience in telecommunications, technology and technology-enabled business service	✓		• Compensation Committee	• None
Tonia O’Connor	56	2021	• Extensive executive management, sales, marketing and business development experience • Extensive experience in the media and IP industries	✓		• Compensation Committee Chair • Nominating and Corporate Governance Committee	• Strive International (private) • Syracuse University Board of Trustees (private)
Adam Rymer	50	2023	• Extensive executive management, leadership and strategy experience • Extensive experience in the media, technology and entertainment industries	✓		• Audit Committee	• Fathom Entertainment (private)
Phyllis Turner-Brim	61	2023	• Extensive executive management, leadership and legal experience • Extensive experience in IP licensing	✓		• Compensation Committee • Nominating and Corporate Governance Committee Chair	• Houston Area Urban League (private) • Intellectual Property Owners Education Foundation (private)

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Name	Age	Director Since (1)	Experience/Qualification	Independent		Independent Committee Memberships	Other Current Board Memberships
				Yes	No
• YMCA of Houston, TX (private)
Sandeep Vij	60	2025
•
Public company Chief Executive Officer experience
•
Extensive executive management, patent licensing, semiconductor and technology industry expertise and experience
•
Extensive public company board director experience
				✓		• Audit Committee • Nominating and Corporate Governance Committee	• Coherent Corp.(NYSE: COHR) • KlearNow.AI (private) • Kinetica (private)

(1) Includes board service with legacy Xperi Holding Corporation.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated the seven (7) individuals identified under “Director Nominees” below for election as directors, all of whom are currently directors of the Company.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Our Board is currently comprised of seven (7) members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the seven (7) nominees designated below to serve until the 2027 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.

DIRECTOR NOMINEES

Paul E. Davis Director Since 2022 Age 51

Skills and Qualifications:

•
Public company executive
•
Extensive experience in semiconductors, digital media and entertainment
•
Extensive experience in mergers and acquisitions, corporate securities matters and corporate governance
•
B.A in history and political science from the University of California, San Diego
•
J.D. from the University of California, Hastings College of Law

Current Directorships: • None
Past Directorships: • None
Current Adeia Committee Assignments: • None

Paul E. Davis is our Chief Executive Officer and has served as a member of our Board since October of 2022. Mr. Davis previously served as the Chief Legal Officer and President of our IP Licensing business. Mr. Davis also served as General Counsel and Corporate Secretary of Xperi Corporation, the predecessor to Xperi Holding Corporation, prior to the merger with TiVo Corporation in 2020. Mr. Davis joined the Company in 2011 and in 2013 was promoted to Senior Vice President, General Counsel and Corporate Secretary of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Before joining the Company, Mr. Davis was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where his practice focused on mergers and acquisitions, corporate securities matters and corporate governance. Mr. Davis holds a B.A. in history and political science from the University of California, San Diego and a J.D. from the University of California, Hastings College of Law. The Board believes that Mr. Davis brings extensive legal, intellectual property, technological, and strategic expertise, given his experience as both a public company executive and an attorney, to his role as a member of the Board.

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V. Sue Molina Director Since 2022 Age 77

Skills and Qualifications:

•
Public company executive
•
Extensive experience in public accounting and finance
•
Extensive experience in auditing and tax
•
Financial leadership and executive operational experience
•
B.S. in Business Administration from the University of Arizona
•
Masters in Accounting from the University of Arizona

Current Directorships: • Samba TV, Inc. (private)
Past Directorships: • DTS, Inc. • Xperi Corporation • Vital Voices Global Partnership (private)
Current Adeia Committee Assignments: • Audit Committee Chair

V. Sue Molina has served as a member of our Board since October 2022 and is the Chair of the Audit Committee. Ms. Molina previously served as a member of the Board of Directors of DTS, Inc. from January 2008 to December 2016 and Xperi Corporation from February 2018 to May 2020. Until 2004, Ms. Molina worked in public accounting for 27 years and was a Partner at both Ernst & Young and Deloitte & Touche. While at Deloitte, Ms. Molina was the National Partner in charge of the Initiative for the Retention and Advancement of Women. Ms. Molina holds a B.S. in business administration and an M.A. in accounting from the University of Arizona. The Board believes that Ms. Molina brings extensive public accounting and audit expertise, given her years of experience as a partner at both Ernst & Young and Deloitte & Touche, to her role as a member of the Board.

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Daniel Moloney Director Since 2020 Age 66

Skills and Qualifications:

•
Public and private company executive
•
Extensive experience in telecommunications, technology and technology-enabled business service industries
•
B.S. in electrical engineering from the University of Michigan
•
M.B.A. from the University of Chicago

Current Directorships: • None
Past Directorships: • Digital River (private) • TiVo Corporation • Polycom (private) • Stratus (private) • Plantronics, Inc. (dba Poly)
Current Adeia Committee Assignments: • Compensation Committee Member

Daniel Moloney serves as the Chairman of our Board and is a member of the Compensation Committee. Mr. Moloney has served as a member of our Board since June 2020. Prior to that, Mr. Moloney served as a member of the Board of Directors of TiVo Corporation, the predecessor to Xperi Holding Corporation, from September 2013 to June 2020. Mr. Moloney is currently a co-founder at AlphaSpan Capital, a venture growth investment platform providing scale-up capital to high-growth companies in the physical AI market. From September 2024 to December 2025, he was a Senior Advisor at GiantLeap Capital, a growth equity firm and spent the prior 10 years with Siris Capital as an Executive Partner / Advisor. Prior to Siris, Mr. Moloney served as the President of Motorola Mobility, Inc., a leading provider of innovative technologies, products and services for the mobile and cable/wireline industries. Mr. Moloney has almost 30 years of senior executive management, leadership and technological expertise and experience. Prior to Motorola Mobility being spun out of Motorola in early 2011, Mr. Moloney served as the President of the Home & Networks Mobility business within Motorola. Mr. Moloney joined Motorola as part of their acquisition of General Instrument in 2000, where he served in various leadership roles. Mr. Moloney holds a B.A. in electrical engineering from the University of Michigan and an M.B.A from the University of Chicago Booth School of Business. The Board believes that Mr. Moloney brings extensive senior executive management, strategic and operational oversight, technological expertise and experience in telecommunications, technology and technology-enabled business service industries, to his role as a member of the Board.

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Tonia O’Connor Director Since 2021 Age 56

Skills and Qualifications:

•
Public and private company executive
•
Extensive sales and marketing experience
•
Extensive experience across the media and IP industries
•
Dual Degree, B.A. in broadcast journalism and international relations from Syracuse University

Current Directorships: • Syracuse University Board of Trustees (private) • Strive International (private)
Past Directorships: • fuboTV (NYSE: FUBO) • BetterSpace (private) • GoldieBlox (private) • El Rey Network (private)
Current Adeia Committee Assignments: • Compensation Committee Chair • Nominating and Corporate Governance Committee Member

Tonia O’Connor serves as a member of our Board and is the Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Ms. O’Connor has served as a member of our Board since December 2021. Currently, Ms. O’Connor is the co-founder of The Kite, a leadership development venture that helps organizations achieve growth ambitions. Previously, Ms. O’Connor was the Chief Executive Officer of Tone It Up, a plant based, nutritional products company, a position she held from 2021 to 2023. Prior to joining Tone It Up, Ms. O’Connor served as the CEO of Chopra Global from 2019 to 2021 and the President and Chief Revenue Officer at Univision Communications, Inc. from 2008 to 2018. Prior to Univision, Ms. O’Connor held leadership roles at News Corp’s Gemstar. Ms. O’Connor also currently serves on Syracuse University’s Board of Trustees, where she is a member of the Athletics, Academic Affairs and Advancement & External Affairs Committees, and the national board of STRIVE, a Harlem-based nonprofit organization. Ms. O’Connor previously served on the boards of BetterSpace from 2023 to 2025, fuboTV from 2015 to 2018, GoldieBlox from 2018 to 2020, and El Rey Network from 2013 to 2018. Ms. O’Connor holds a dual degree from Syracuse University in broadcast journalism from the S.I. Newhouse School and international relations from the Maxwell School of Citizenship and Public Affairs. The Board believes that Ms. O’Connor brings extensive expertise in executive and financial management, sales and marketing within the broader media and IP industries.

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Adam Rymer Director Since 2023 Age 50
Skills and Qualifications: • Extensive experience in the media, entertainment and technology industries • B.A. in applied mathematics and economics from Harvard University • M.B.A. from The Wharton School
Current Directorships: • Fathom Entertainment (private)
Past Directorships: • USA Volleyball National Governing Body (private, not-for-profit)
Current Adeia Committee Assignments: • Audit Committee Member

Adam Rymer serves as a member of our Board and a member of the Audit Committee. Mr. Rymer has served as a member of our Board since August 2023. Mr. Rymer is currently the Chief Commercial Officer of Regal Cinemas, a position he has held since February 2025. Prior to that, from 2019 to 2025, Mr. Rymer was the President of Reason Advisory, a consultancy firm focused on the media, entertainment and technology sectors, conducting extensive work on the future of consumer behavior, evolving business models and technology adoption. Previously, Mr. Rymer served as the Chief Product Officer of ProbablyMonsters, an independent video game developer. Prior to that, Mr. Rymer was the Chief Executive Officer of OpTic Gaming/Envy Gaming, where he was responsible for the company’s growth strategy from a leading global gaming and lifestyle organization into an industry leading media and entertainment platform. Prior to OpTic he was the President of Legendary Entertainment's Digital Networks Group. He was also the Co-Founder, Chief Financial Officer and Chief Operating Officer of Lava Bear Films, a film financing and production company. Mr. Rymer began his career in the film industry with Universal Studios Motion Picture Group, where he held multiple roles including Senior Vice President of Digital Platforms. In this role, he set the strategic direction across new and emerging platforms including mobile, streaming and digital cinema. Mr. Rymer was also Vice President of Strategic Planning & Business Development, where he was responsible for corporate level financial and strategic analysis across all domestic and international divisions of Universal Pictures. Mr. Rymer graduated from The Wharton School with a Master of Business Administration and Harvard University with a Bachelor of Arts in applied mathematics and economics. The Board believes that Mr. Rymer brings extensive executive management, leadership and strategic experience in the media, technology and entertainment industries to his role as a member of the Board.

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Phyllis Turner-Brim Director Since 2023 Age 61

Skills and Qualifications:

•
Public and private company executive
•
Extensive legal, intellectual property and management expertise
•
B.S. in chemical engineering from the Illinois Institute of Technology
•
J.D. from the University of Cincinnati

Current Directorships: • Houston Area Urban League (private) • Intellectual Property Owners Education Foundation (private) • YMCA of Houston, TX (private)
Past Directorships: • American Intellectual Property Law Association (private) • American Intellectual Property Law Education Foundation (private) • YMCA of Snohomish County WA (private)
Current Adeia Committee Assignments: • Nominating and Corporate Governance Committee Chair • Compensation Committee Member

Phyllis Turner-Brim serves as a member of our Board and is the Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Ms. Turner-Brim has served as a member of our Board since November 2023. Ms. Turner-Brim is currently Senior Vice President and Deputy General Counsel at HP Inc. (“HP”) (NYSE: HPQ), where she leads legal support for HP’s Global Business Units, Technology Innovation Organization and Commercial Organization. She also serves as the General Counsel and Secretary for the HP Foundation. Her team comprises over 100 legal professionals across 20+ countries. Ms. Turner-Brim previously served as HP’s Senior Vice President and Deputy General Counsel for Innovation and Brand Protection, where she led HP’s global intellectual property function, including IP sales and licensing, patent development, strategy, enforcement and anti-counterfeiting, and HP’s Chief Intellectual Property Counsel. Prior to HP, Ms. Turner-Brim was the Vice President, Assistant General Counsel for Starbucks, where she was the legal executive at the intersection of IP and technology. Prior to Starbucks, she was Vice President, Chief IP Counsel for Intellectual Ventures where she led legal teams responsible for outbound licensing, strategic patent prosecution, patent acquisitions/divestitures and IP policy initiatives. She has held similar roles with Intermec Technologies Corp. (now Honeywell), Walmart Stores Inc., and Cabot Microelectronics Corp. Ms. Turner-Brim graduated from the University of Cincinnati with a Juris Doctor degree and the Illinois Institute of Technology with a Bachelor of Science degree in chemical engineering. She is admitted to practice in Texas, Washington, Illinois and before the United States Patent and Trademark Office. The Board believes that Ms. Turner-Brim brings extensive legal, intellectual property and management expertise, given her experience as both a public company executive and an attorney.

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Sandeep Vij Director Since 2025 Age 60

Skills and Qualifications:

•
Public and private company executive
•
Public company board experience
•
Extensive experience in technology and semiconductor industries
•
BS in electrical engineering from San Jose State University
•
MS in electrical engineering from Stanford University

Current Directorships: • Coherent Corp. (NYSE: COHR) • KlearNow.AI (private) • Kinetica (private)
Past Directorships: • Coherent Inc. (Nasdaq: COHR) • Iridia (private) • MIPS Technologies Inc. (Nasdaq: MIPS)
Current Adeia Committee Assignments: • Audit Committee Member • Nominating and Corporate Governance Committee Member

Sandeep Vij has served as a member of our Board since 2025 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Vij is currently Managing Partner of Argean Capital, a private investment fund he co-founded in 2018. Previously, he held the position of President and Chief Executive Officer and was a member of the board of directors of MIPS Technologies, Inc., a leading provider of processor architectures and cores, from January 2010 until its sale in February 2013. In addition, Mr. Vij was the Vice President and General Manager of the Broadband and Consumer Division of Cavium Networks, Inc., a provider of highly integrated semiconductor products, from May 2008 to January 2010. Prior to that, he held the position of Vice President of Worldwide Marketing, Services, and Support for Xilinx, Inc., a digital programmable logic device provider, from 2007 to April 2008. From 2001 to 2006, he held the position of Vice President of Worldwide Marketing at Xilinx. From 1997 to 2001, he served as Vice President and General Manager of the General Products Division at Xilinx. Mr. Vij joined Xilinx in 1996 as Director of FPGA Marketing. He is a graduate of General Electric’s Edison Engineering Program and Advanced Courses in Engineering. He holds a M.S. in electrical engineering from Stanford University and a B.S. in electrical engineering from San Jose State University. Mr. Vij currently serves as member of the board of directors of Coherent Corp., a publicly-traded company, as well as the board of directors of KlearNow.AI and Kinetica. The Board believes that Mr. Vij brings extensive public company executive management and board experience, semiconductor and technology industry expertise and experience to his role as a member of the Board.

Required Vote and Board’s Recommendation

Our Amended and Restated Bylaws (“Bylaws”) provide that, in an uncontested election, each director will be elected by the affirmative vote of a majority of votes cast. A “majority of votes cast” means the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of the election of directors. Our Bylaws further provide that in a contested election, each director will be elected by a plurality of the votes cast, which means that the nominees receiving the largest number of affirmative votes will be elected.

The Board recommends that the stockholders vote “FOR” the election of each of Paul E. Davis, V. Sue Molina, Daniel Moloney, Tonia O’Connor, Adam Rymer, Phyllis Turner-Brim, and Sandeep Vij.

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GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, our business, property and other affairs are managed by or under the direction of the Board and its committees. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and advisors, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

BOARD ROLE IN RISK MANAGEMENT

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. Our Board reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. For example, the Board annually reviews management’s enterprise risk management assessment, which is designed to (1) identify risks that can negatively impact the Company’s ability to achieve its business objectives; (2) estimate the magnitude of the potential risks; and (3) determine approaches to mitigate the identified risks. In addition, the Board, during the Company’s quarterly Board meetings, advises and directs management with respect to strategic business risks, litigation risks, and risks related to the Company’s acquisition strategy, among others. The Board also delegates oversight to Board committees to oversee selected elements of risk.

The Audit Committee of the Board (“Audit Committee”) oversees financial risk exposures, including monitoring the integrity of the Company’s financial statements, internal controls over financial reporting, and the independence of the Company’s independent registered public accounting firm. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department, internal audit function and an annual attestation report on internal control over financial reporting from the Company’s independent registered public accounting firm. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department, internal auditor, independent registered public accounting firm and internal or external legal counsel to discuss risks related to our financial reporting function. In addition, the Audit Committee ensures that the Company’s business is conducted with the highest standards of ethical conduct in compliance with applicable laws and regulations by monitoring our Code of Business Conduct and Ethics Policy and our Corporate Compliance Hotline. The Audit Committee also discusses other risk assessment and risk management policies of the Company periodically with management, including the Audit Committee’s oversight of the Company’s cybersecurity risk. To that end, the Audit Committee periodically meets with and receives reports and updates from business personnel responsible for overseeing cybersecurity risk management and response planning as part of its regular risk assessment and monitoring procedures.

The Compensation Committee of the Board (“Compensation Committee”) participates in the design of compensation structures that avoid creating incentives that encourage a level of risk-taking behavior inconsistent with the Company’s business strategy, as is further described in the Compensation Discussion and Analysis and Risk Management sections below.

The Nominating and Corporate Governance Committee of the Board (“Nominating and Corporate Governance Committee”) oversees governance-related risks by working with management to establish corporate governance guidelines applicable to the Company and making recommendations regarding director nominees, the determination of director independence, Board leadership structure and membership on Board committees. The Nominating and Corporate Governance Committee also evaluates existing directors and the Board as a whole.

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BOARD AND COMMITTEES OF THE BOARD; DIRECTOR INDEPENDENCE

The Board currently consists of seven (7) persons. Mr. Davis is CEO of the Company. Mssrs. Moloney, Rymer and Vij and Mses. Molina, Turner-Brim and O’Connor are not, and have never been, employees of our Company or any of our subsidiaries.

The Board currently has the following three standing committees, with the following members:

Member	Audit	Compensation	Nominating and Corporate Governance
Paul E. Davis
V. Sue Molina
Daniel Moloney
Tonia O’Connor
Adam Rymer
Phyllis Turner-Brim
Sandeep Vij
= Chair	= Member	= Financial Expert	= Chairman of Board

During 2025, the Board held a total of nine (9) meetings. Each director attended at least 75% of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time he or she served on the Board or committees.

The Board has determined that all of the Company’s directors nominated for election, other than Mr. Davis, are “independent directors” as such term is defined in applicable Nasdaq corporate governance rules.

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In 2025, we changed the composition of these committees as follows: Mr. Vij was appointed to the Audit Committee and Nominating and Corporate Governance Committee, replacing Raghavendra Rau, who retired from the Board upon the end of his term at the 2025 Annual Meeting and Ms. Turner-Brim was appointed as chair of the Nominating and Corporate Governance Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee and Compensation Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, respectively, and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board has further determined that Ms. Molina, Chair of the Audit Committee of the Board, is an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, by virtue of her relevant experience listed in her biographical summary provided above in the section entitled “Proposal 1 – Election of Directors.” Copies of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee charters and our corporate governance guidelines are available, free of charge, on our website at http://investors.adeia.com/corporate-governance/governance-overview. The Board from time to time may form such other committees as it deems appropriate to further the purposes of the Board.

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Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Company and reviews the annual audit plan, the results of the independent audit, and the report and recommendations of the independent auditor. The Audit Committee has sole authority for the appointment, compensation, performance, review, retention, and oversight of our independent registered public accounting firm and to approve any significant non-audit relationship with the independent registered public accounting firm. The Audit Committee reviews and determines the scope and roles and responsibilities of the internal audit function and assists the Board with oversight of the integrity of the Company’s financial statements and compliance with legal requirements. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. The Audit Committee is currently comprised of Ms. Molina, Mr. Rymer, and Mr. Vij. Ms. Molina is the Chair of the Audit Committee and all committee members are financially literate under the Nasdaq standards. During 2025, the Audit Committee held six (6) meetings.

Compensation Committee

The Compensation Committee approves our goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management, establishes compensation for our executive officers that correspond to our goals and objectives.

The Compensation Committee oversees the Company’s compensation and employee benefit plans. This committee also reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer and other executive officers and evaluates the performance of our Chief Executive Officer and other executive officers in light of these goals and objectives. The Compensation Committee also recommends to our Board compensation levels for the non-employee members of the Board. In addition, the Compensation Committee reviews the Company’s compensation discussion and analysis and produces an annual report on executive compensation for inclusion in our proxy statement and annual report on Form 10-K. The Compensation Committee is currently comprised of Mr. Moloney, Ms. O’Connor, and Ms. Turner-Brim. Ms. O’Connor is the Chair of the Compensation Committee. During 2025, the Compensation Committee held five (5) meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying and recommending to our Board individuals to be nominated as directors and committee members and advising the Board with respect to composition, procedures and committees. This includes evaluation of new candidates as well as evaluation of current directors. In evaluating the current directors, the committee conducted a thorough self-evaluation process, which included the use of questionnaires. This committee is also responsible for developing and recommending to the Board our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. Further, this committee is also responsible for overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee is currently comprised of Ms. O’Connor, Ms. Turner-Brim, and Mr. Vij. Ms. Turner-Brim is the Chair of the Nominating and Corporate Governance Committee. During 2025, the Nominating and Corporate Governance Committee held seven (7) meetings.

We are committed to having a diversity of backgrounds, experiences and opinions on our Board. Our Nominating and Corporate Governance Committee takes into account a number of the following factors when considering director nominees:

•
independence from management;
•
relevant business experience;
•
educational and professional background;
•
judgment, skill, diversity, integrity, ethics, value and reputation;
•
existing commitments to other businesses and service on other boards;

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•
potential conflicts of interest with other pursuits;
•
legal considerations such as antitrust issues;
•
the needs of the Board and the Company with respect to the particular talents and experience of its directors;
•
corporate governance background, to enable the committee to determine whether the candidate would be suitable for Nominating and Corporate Governance Committee membership;
•
financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership;
•
executive compensation background, to enable the committee to determine whether the candidate would be suitable for Compensation Committee membership; and
•
the size and composition of the existing Board.

The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating and Corporate Governance Committee may also consider the following criteria, among others, in recommending candidates for election to the board:

•
experience in corporate governance, such as an officer or former officer of a publicly held company;
•
experience in the Company’s industry;
•
experience as a board member of other publicly held companies; and
•
technical expertise in an area of the Company’s operations.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a board that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its broad experience. The Nominating and Corporate Governance Committee is committed to recruiting additional directors to the Board to ensure that it has the necessary experience to oversee the management of the Company’s business.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board, the Nominating and Corporate Governance Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating and Corporate Governance Committee will determine whether to retain an executive search firm to identify Board candidates. In such instances, the Nominating and Corporate Governance Committee will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating and Corporate Governance Committee will review each potential candidate. Management may assist the Nominating and Corporate Governance Committee in the review process at the Nominating and Corporate Governance Committee’s direction. The Nominating and Corporate Governance Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee.

Our Nominating and Corporate Governance Committee will consider candidates recommended by our stockholders in accordance with the procedures set forth in the Nominating and Corporate Governance Committee Charter.

Each of the nominees for election as director at the Annual Meeting is recommended by the Nominating and Corporate Governance Committee and each nominee is presently a director and stands for re-election by the stockholders.

Pursuant to our Bylaws, stockholders who wish to nominate persons for election to the Board at an annual meeting must be a stockholder of record both at the time of giving the notice and at the annual meeting, must be entitled to vote at the annual meeting and must comply with the notice provisions in our Bylaws. A stockholder’s notice of nomination to be made at an annual meeting must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting.

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However, if an annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered no later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which the first public announcement of the date of such annual meeting was made. A stockholder’s notice of nomination to be made at a special meeting at which the election of directors is a matter specified in the notice of meeting must be delivered to our principal executive offices not earlier than the 120th day prior to and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which first public announcement of the date of such special meeting was made. The stockholder’s notice must include the following information for the person making the nomination:

•
name and address;
•
the class or series and number of shares of the Company owned beneficially or of record;
•
disclosure regarding any derivative, swap or other transactions which give the nominating person economic risk similar to ownership of shares of the Company or provide the opportunity to profit from an increase in the price or value of shares of the Company;
•
any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;
•
any agreement, arrangement, understanding or relationship, engaged in to mitigate economic risk related to, or the voting power with respect to, shares of the Company;
•
any rights to dividends on the shares that are separate from the underlying shares;
•
any performance related fees that the nominating person is entitled to base on any increase or decrease in the value of any shares of the Company; and
•
any other information relating to the nominating person that would be required to be disclosed in a proxy statement filed with the SEC.

The stockholder’s notice must also include the following information for each proposed director nominee:

•
description of all direct and indirect financial or other relationships between the nominating person and the nominee during the past three years;
•
the same information as for the nominating person (see above); and
•
all information required to be disclosed in a proxy statement in connection with a contested election of directors.

The stockholder’s notice must be updated and supplemented, if necessary, so that the information required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting.

The chair of the meeting will determine if the procedures in the Bylaws have been followed, and if not, declare that the nomination be disregarded. The nominee must be willing to provide any other information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation of the nominee’s independence.

In addition to satisfying all of the requirements under our Bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws. For additional information, see “Stockholder Proposals for the 2027 Annual Meeting of Stockholders.”

Other Committees

Our Board may establish other committees as it deems necessary or appropriate from time to time.

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STOCKHOLDER COMMUNICATIONS WITH DIRECTORS AND MANAGEMENT AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Stockholders may send correspondence to the Board or any member of the Board, c/o the Corporate Secretary at our principal executive offices at the address set forth above. The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication.

Directors are expected to attend the Annual Meeting. All current members of the Board who were then in office attended our last Annual Meeting in May of 2025.

COMPENSATION OF DIRECTORS

Our director compensation policy provides for an annual retainer of $50,000 for our non-employee directors. In addition to our non-employee director annual retainer, our non-executive chairman of the Board receives an additional annual retainer of $65,000. In addition, we pay each of our non-employee directors the following annual retainers for their service as a member, or chair, as applicable, of our Board committees:

Annual Retainers for Committee Members:
Audit Committee	$12,000
Compensation Committee	$8,000
Nominating and Corporate Governance Committee	$6,000
Annual Retainers for Committee Chairs:
Audit Committee	$25,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee pro-rated for their respective tenure of service. We also reimburse all non-employee directors for reasonable expenses related to our Board or committee meetings. Annually, each of our non-employee directors receives RSUs under our stockholder-approved equity plan. The number of shares of common stock subject to the RSU award is determined by dividing (1) $190,000 by (2) the fair market value per share of our common stock on the date of grant.

A non-employee director who is initially appointed after any annual meeting of stockholders will receive a RSU award on the date of his or her initial appointment to the Board equal to the pro-rated amount of the annual grant.

Annual RSU awards (or any pro-rated grants for directors initially appointed between annual meetings) vest on the earlier to occur of the first anniversary of the date of grant and the next annual meeting of stockholders, subject to the director continuing to provide service through such date.

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The following table shows compensation information for our non-employee directors for 2025.

2025 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Daniel Moloney	$123,000	$189,951	$312,951
Tonia O’Connor	$76,000	$189,951	$265,951
Adam Rymer	$62,000	$189,951	$251,951
V. Sue Molina	$75,000	$189,951	$264,951
Phyllis Turner-Brim (3)	$69,835	$189,951	$259,786
Sandeep Vij (4)	$44,088	$189,951	$234,039

(1) The amounts in this column represent annual cash retainers, including additional annual cash retainers for service as a member, or chair, as applicable, of our Board committees.

(2) The amounts in this column represent the aggregate grant date fair value for stock awards granted to our non-employee directors in 2025, measured in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the aggregate grant date fair value amount is calculated, please see Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. The aggregate number of shares subject to unvested RSU awards outstanding for each non-employee director at December 31, 2025 was: Mr. Moloney: 14,060; Ms. Molina: 14,060; Ms. O’Connor: 14,060; Mr. Rymer: 14,060; Ms. Turner-Brim: 14,060; and Mr. Vij: 14,060.

(3) Ms. Turner-Brim became the Chair of the Nominating and Corporate Governance Committee on May 8, 2025 and as such received a pro rata amount of cash retainer during the year in respect of such position.

(4) Mr. Vij joined the Board on May 8, 2025 and as such received a pro rata amount of cash retainers during the year.

EQUITY COMPENSATION PLAN INFORMATION

We have two equity compensation plans that have been approved by our stockholders: the A&R 2020 Plan and the 2020 Employee Stock Purchase Plan (as amended, the “2020 Employee Stock Purchase Plan”). In addition, on June 1, 2020, in connection with the merger of the Company with TiVo Corporation, the Company assumed all then-outstanding stock options, awards, and shares available and reserved for issuance under the TiVo Corporation 2008 Equity Incentive Plan (the “2008 Plan”) and other legacy equity incentive plans of TiVo Corporation (together with the 2008 Plan, the “Legacy Plans”), however we have not issued any awards under these Legacy Plans since the A&R 2020 Plan was first amended in 2022, and we have determined that we will not issue any shares under these Legacy Plans in the future. Therefore, the A&R 2020 Plan is the only equity plan under which we grant equity awards to individuals in the service of our current business model (See “Proposal 3 – Approval of an Amendment to the A&R 2020 Plan” for the Company’s request of stockholder approval of an amendment to the Company’s A&R 2020 Plan to increase the number of shares reserved for issuance).

The following table sets forth the number and weighted average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under all of our equity compensation plans, at December 31, 2025.

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	7,653,213	(1)	—	9,841,233	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	7,653,213		—	9,841,233

(1) Includes 7,244,485 shares issuable under the A&R 2020 Plan upon the vesting of outstanding RSU awards and PSU awards at target levels and 408,728 shares issuable under the Legacy Plans upon the vesting of outstanding RSU awards. Excludes outstanding purchase rights under the 2020 Employee Stock Purchase Plan.

(2) Includes 5,058,033 shares remaining available for future issuance under the A&R 2020 Plan and 4,783,200 shares remaining available for future issuance under the 2020 Employee Stock Purchase Plan. Excludes all shares remaining available for future issuance under the Legacy Plans since we have determined that we will not issue any shares under the Legacy Plans.

EXECUTIVE OFFICERS

Set forth below are the name, age and position of each of our executive officers as of March 25, 2026. Dana Escobar, our former Chief Licensing Officer and General Manager, Semiconductor, ceased to be an executive officer effective January 26, 2026 and departed the Company on March 13, 2026.

Name	Age	Position(s)
Paul E. Davis	51	Chief Executive Officer and Director
Keith A. Jones	55	Chief Financial Officer
Kevin Tanji	48	Chief Legal Officer and Corporate Secretary
Dr. Mark Kokes	53	Chief Revenue Officer (prior to January 26, 2026, Chief Licensing Officer & General Manager, Media)

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The following are biographical summaries of our executive officers other than Mr. Davis, for whom a biographical summary is set forth under “Proposal 1 – Election of Directors”.

Keith A. Jones is our Chief Financial Officer. Prior to joining the Company in 2022, Mr. Jones served as Vice President of Finance and Interim Chief Financial Officer at Rambus where he was responsible for the company’s global finance organization, including financial management, planning, tax, treasury, internal controls, and reporting. Prior to that, Mr. Jones also served as Chief Accounting Officer, Corporate Controller and Vice President of Finance at Rambus. Before joining Rambus in February of 2018, Mr. Jones served as World-Wide Corporate Controller, Vice President of Finance and the Principal Accounting Officer at ShoreTel Inc., prior to its acquisition by Mitel Networks Corporation, from January 2011 until February 2018. At ShoreTel, Keith oversaw the reporting, internal controls and treasury-related activities of the company. Before joining ShoreTel, Mr. Jones served as Chief Financial Officer and Vice President of Finance at PDF Solutions, Inc., from July 2003 until March 2010, where he oversaw the overall financial management of the company, including planning, tax, treasury, controls, reporting and M&A related activities. Prior to joining PDF Solutions, Mr. Jones served in senior leadership positions at Interwoven, Inc. from September 2001 until July 2003 and e-Time Capital, Inc. from April 2000 until July 2001. Mr. Jones started his career serving as an Audit Manager with Deloitte & Touche LLP from July 1994 until April 2000. Mr. Jones holds a B.S. in business administration with a concentration in accounting from California State University, Fresno.

Kevin Tanji is our Chief Legal Officer and Corporate Secretary. Previously, Mr. Tanji served as our Senior Vice President and General Counsel, IP until October 1, 2022, where he was the head of legal for our IP business. Mr. Tanji served as Senior Vice President, Commercial Legal Affairs of TiVo Corporation, the predecessor to Xperi Holding Corporation, from 2016 to 2020, where he was the head of commercial legal affairs. From 2010 until 2016, Mr. Tanji served as Director, Commercial Legal Affairs of Rovi Corporation. Prior to 2010, Mr. Tanji was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Tanji holds a B.S. in biology, summa cum laude with departmental highest honors, from University of California, Los Angeles and a J.D. from University of California, Berkeley.

Dr. Mark Kokes is our Chief Revenue Officer. From October 1, 2022 to January 26, 2026, Dr. Kokes served as our Chief Licensing Officer and General Manager, Media. Prior to joining the Company as Senior Vice President and General Manager, Media in 2021, Dr. Kokes held the position of Chief Intellectual Property Officer for NantWorks and the Nant family of companies, a large healthcare conglomerate based in Los Angeles, California. Preceding NantWorks, Dr. Kokes was promoted to the role of Senior Vice President of Intellectual Property, Licensing and Standards at BlackBerry where he was responsible for the monetization of its aggregate intellectual property portfolio as well as BlackBerry’s numerous research and technology standardization efforts. Prior to joining BlackBerry in late 2014, Dr. Kokes held the position of Vice President of Corporate Development and Intellectual Property Licensing at Intertrust Technologies Corporation, a licensor of technology and intellectual property in the area of trusted distributed computing and cybersecurity. Dr. Kokes is a 15-year veteran of the mobile industry. Preceding his time at Intertrust, Dr. Kokes held a series of senior engineering, corporate strategy and intellectual property related positions at Nokia Research Center, Sony Ericsson’s Corporate Technology Office and HTC’s Corporate Strategy Group. Dr. Kokes is an inventor on 14 US and international patents, has co-authored several additional international patent applications and has published many academic articles and book chapters on various research topics. Dr. Kokes holds a Ph.D. in electrical engineering from Southern Methodist University in Dallas, Texas, as well as both a M.S. and B.S., summa cum laude, from Texas A&M University in College Station, Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date, March 9, 2026, with respect to the beneficial ownership of shares of our common stock by (i) each person who we know beneficially owns more than 5% of our outstanding common stock, (ii) each director and each director nominee, (iii) each named executive officer, and (iv) all current directors, nominees and named executive officers as a group.

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The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options held by the person or entity that are exercisable within 60 days of March 9, 2026, and common stock underlying RSUs held by the person or entity that will vest within 60 days of March 9, 2026, but excludes common stock underlying options and RSUs held by any other person or entity. Percentage of beneficial ownership is based on 110,703,732 shares of common stock outstanding as of March 9, 2026. The address for all our current directors and executive officers is c/o Adeia Inc., 3025 Orchard Parkway, San Jose, California 95134.

Name of Beneficial Owner	Number of Shares	Percentage Ownership
Five Percent Stockholders
BlackRock, Inc.(1)	16,491,183	14.9%
Vanguard Group, Inc.(2)	13,985,101	12.6%
Ameriprise Financial, Inc.(3)	14,715,550	13.3%
Directors and Executive Officers
Paul E. Davis	1,055,471	1.0%
V. Sue Molina(4)	72,604	0.1%
Daniel Moloney(4)	110,260	0.1%
Tonia O’Connor(4)	67,212	0.1%
Sandeep Vij(4)	14,060	0.0%
Adam Rymer(4)	45,990	0.0%
Phyllis Turner-Brim(4)	42,440	0.0%
Keith A. Jones	298,545	0.3%
Kevin Tanji	202,333	0.2%
Dr. Mark Kokes	134,780	0.1%
Dana Escobar(5)	136,088	0.1%
All current directors and NEOs as a group (11 persons)	2,179,783	2.0%

*Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock

(1) The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. BlackRock, Inc. has sole voting power as to 16,284,773 shares and sole dispositive power as to 16,491,183 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on July 18, 2025 by BlackRock, Inc.

(2) The address for Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA, 19355. Vanguard Group, Inc. has shared voting power as to 252,736 shares, sole dispositive power as to 13,621,489 shares and shared dispositive power as to 363,612 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 13, 2024 by Vanguard Group, Inc.

(3) The address for Ameriprise Financial, Inc. (“AFI”) is 901 3rd Avenue South, Minneapolis, MN 55402. AFI has shared voting power as to 13,709,672 shares and shared dispositive power as to 14,715,550 shares. Columbia Management Investment Advisers, LLC (“CMIA”) has shared voting power as to 13,561,298 shares and shared dispositive power as to 13,804,250 shares. Columbia Seligman Communications and Information Fund (“Fund”) has sole voting power and shared dispositive power as to 7,971,906 shares. CMIA and AFI do not directly own any shares of common stock. CMIA is the investment adviser to the Fund. AFI is the parent holding company of CMIA. CMIA and AFI do not directly own any shares of common stock. As the investment adviser to the Fund, CMIA may be deemed to beneficially own the shares reported herein by the accounts. As the parent holding company of CMIA, AFI may be deemed to beneficially own the shares reported herein by the accounts. Each of CMIA and AFI disclaims beneficial ownership of any shares reported herein. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on May 15, 2025 by Ameriprise Financial, Inc.

(4) Includes 14,060 RSUs that vest within 60 days of the record date.

(5) Includes 5,000 RSUs that vest within 60 days of the record date.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation philosophy, objectives and programs, as well as the compensation-related actions taken in 2025 with respect to our named executive officers, or “NEOs”.

The following discussion and analysis contains statements regarding the Company’s performance targets and goals used in setting compensation for our NEOs. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Our NEOs for 2025 are identified as follows:

•
Paul E. Davis – Chief Executive Officer (our “CEO”)
•
Keith A. Jones – Chief Financial Officer (our “CFO”)
•
Kevin Tanji – Chief Legal Officer and Corporate Secretary
•
Dr. Mark Kokes – Chief Revenue Officer (prior to January 26, 2026, Chief Licensing Officer & General Manger, Media)
•
Dana Escobar – Former Chief Licensing Officer & General Manager, Semiconductor

Compensation Philosophy and Objectives

We have designed our executive compensation program to pay and reward our executive officers, including our NEOs, in alignment with the overall strategic and financial performance of the Company, with the ultimate goal of building long-term stockholder value. We construct our compensation packages to provide remuneration sufficient to attract, retain and motivate our executive officers to exert their best efforts in the highly competitive, media and semiconductor IP licensing environments in which we operate. The compensation of our NEOs is comprised of base salaries, annual performance-based cash incentives, and long-term incentives delivered in the form of equity awards that are earned over a multi-year period. Our approach to short-term incentive compensation is to pay for current results and strategic actions taken that are expected to translate into improved future financial performance. Combined with our emphasis on long-term equity awards, we believe this approach appropriately motivates, rewards and retains our executive officers, while providing strong alignment with our stockholders. We hold our executive officers to stringent performance standards and, as a result, our executive compensation program is designed to pay competitively if strategic and financial performance objectives are met and less so if variable pay metrics are not met.

The Compensation Committee has established the following set of objectives for our executive compensation program:

•
Compensation should be market competitive. Our compensation program is designed to provide competitive total compensation relative to the relevant labor markets for our NEOs while maintaining fiscal responsibility for our stockholders, allowing us to attract and retain individuals of appropriate ability and managerial talent;
•
Compensation should reward performance and support our business strategy. A majority of the total direct compensation opportunities for our NEOs is variable and dependent upon the achievement of key business results with the intention to link incentive award opportunities to the achievement of Company and functional performance goals; and

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•
Compensation should be aligned with stockholders’ interests. Our compensation program also seeks to reward our executive officers for increasing our stock price over the long-term and maximizing stockholder value by providing a significant portion of total compensation opportunities for our executive officers in the form of direct ownership in our company through long-term equity incentive awards.

2025 Executive Compensation Highlights

Our executive compensation program plays an important role in attracting, retaining and rewarding individuals with the ability and vision to lead our business, drive our long-term success and deliver stockholder value.

Compensation of Chief Executive Officer

The compensation package for Mr. Davis reflects the market value of his role, achievement of short and long-term objectives, and his expertise in the broad IP and technology licensing industry. We believe this market competitive compensation package and structure aligns Mr. Davis’s interests with our stockholders’ interest in the pursuit of long term-value creation.

The chart below illustrates the mix of the total direct compensation for Mr. Davis in 2025 and its heavy weighting towards “at-risk” and long-term pay incentives.

CEO 2025 Compensation

The graphic above includes Mr. Davis’s base salary and annual bonus under the Incentive Compensation Program for 2025. The long-term incentive compensation (stock awards) percentage is based on the target value of the underlying equity awards (at target level of performance achievement, in the case of PSU awards) and does not represent the compensation actually realized or currently realizable by him from such awards.

Mr. Davis’ RSUs vest in four equal installments upon completion of each year of service over a four-year period.

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The 2025 PSU awards may be earned based upon the achievement of annual EBITDA (excluding litigation) targets during three separate one-year performance periods, which are set annually at the start of each one-year performance period, with vesting after the end of the three-year period subject to adjustment based upon a three-year relative total stockholder return (“TSR”) modifier. See the “2025 PSU Award Vesting Criteria” section below for a more detailed description.

Pay-for-Performance

Our “Incentive Compensation Program”, which is a program under which our executive officers, including our NEOs, are eligible to receive an annual performance-based cash incentive bonus, is structured to only pay when rigorous financial, business and strategic goals are achieved. Overall, we met or exceeded all our financial, business and strategic goals in 2025. As a result, the Corporate Factor Achievement was deemed to be 181.2% of target. See the “Incentive Compensation Program Achievement” section below for a further description.

Summary of Certain Executive Compensation Policies and Practices

We endeavor to maintain sound corporate governance standards consistent with our executive compensation policies and practices. We have adopted the following policies and practices with respect to the executive compensation program in which our NEOs participate:

	WHAT WE DO		WHAT WE DON’T DO
✓

Pay for Performance: We link pay to performance and stockholder interests by heavily weighting target total direct compensation to the achievement of strong financial performance and a balanced mix of performance metrics established in advance by the Compensation Committee.

		☒	No Tax Gross-Ups: We do not provide tax gross-ups to our NEOs for excess parachute payments or other benefits.
✓

Independent Compensation Advisor: The Compensation Committee selects and engages its own independent advisor. During 2025, the Compensation Committee engaged Compensia, an independent national compensation consulting firm, to assist with its responsibilities.

		☒	No “Single Trigger” Cash Severance Payments: We do not have “single trigger” cash severance payments payable solely on account of the occurrence of a change in control event.
✓

Thoughtful Peer Group Analysis: The Compensation Committee reviews external market data when making compensation decisions and annually reviews our compensation peer group with its independent compensation consultant.

		☒	No Perquisites: We do not generally provide perquisites or other personal benefits to executives, such as club memberships, or supplemental executive retirement plans.
✓	Thorough Compensation Risk Assessment: The Compensation Committee conducts an annual assessment of the Company’s executive and broad- based compensation programs to ensure prudent risk management.	☒

No Hedging in Company Securities: Our employees, including our executives and directors are prohibited from engaging in any hedging transaction with respect to Company equity securities (vested or unvested).

✓	Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive experience.	☒	No Pledging of Company Securities: Our executives and directors are prohibited from pledging Company securities.

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	WHAT WE DO		WHAT WE DON’T DO
✓

Stock Ownership Guidelines: Executives and directors are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (3x for our CEO and 1x for other executives) or Board retainers (3x for directors).

		☒	No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our Incentive Compensation Program.
✓

Compensation Recovery (“Clawback”) Policy: We maintain a Clawback policy regarding accounting restatements in accordance with Exchange Act Rule 10D-1 and corresponding Nasdaq listing standards, and an additional standalone clawback provision in the Company’s A&R 2020 Plan applicable to holders of our equity awards (including all time-vesting equity awards).

☒

No Re-Pricing or Discounted Options / SARs: We do not re-price underwater awards and do not provide discounted stock options or stock appreciation rights. Further, the Company’s A&R 2020 Plan prohibits repricing of stock options or stock appreciation rights without stockholder approval.

✓

Insider Trading Policy: We have adopted an Insider Trading policy and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers and employees, or the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company.

		☒	No Dividends Paid or Accrued on Awards Prior to Vesting
✓	Negative Discretion: The Compensation Committee has the right to exercise negative discretion over executive incentive plan payments.	☒	No Executive Officer Employment Contracts

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Compensation-Setting Process

Roles and Responsibilities

Role of the Compensation Committee

The Compensation Committee oversees our executive compensation program, including the review and approval of compensation for our NEOs. In designing and implementing the various components of our 2025 executive compensation program, the Compensation Committee considered market and industry practices and trends and input from the Compensation Committee’s independent compensation consultant and management, as well as the impact of our compensation program on our financial results. While the Compensation Committee considers all factors in its deliberations, it places no formal weighting on any one factor. The Compensation Committee retains the authority under our Incentive Compensation Program to authorize bonus payments to our NEOs that are less than the bonus payments that would otherwise be awarded based on our achievement of the performance goals established for the plan.

The Compensation Committee gathered data on our CEO’s performance through several channels, including qualitative and quantitative assessments of the Company’s performance, discussions with other members of the management team and discussions with other members of our Board.

Each Compensation Committee meeting ordinarily includes an executive session without members of our management team present. For additional information about the responsibilities of the Compensation Committee, please see the section titled “Board and Committees of the Board”.

Role of the Compensation Committee’s Consultant

The Compensation Committee retained Compensia, a national compensation consulting firm, to assist it in the determination of the key elements of our executive compensation program. See discussion in the “Setting Executive Compensation” section below for a discussion regarding the 2025 compensation peer group. Compensia provided an analysis to the Compensation Committee with respect to competitive market practices and the amounts and nature of compensation paid to executive officers in similar organizations. Compensia also advised on, among other things, structuring our various compensation programs and understanding competitive levels of base salary, short-term incentive compensation and long-term incentive compensation payable to our executive officers.

Compensia reports to and is accountable to the Compensation Committee and may not conduct any other work for us without the authorization of the Compensation Committee. Compensia did not provide any services to us in 2025 beyond its engagement as an advisor to the Compensation Committee on executive and Board compensation matters. After review and consultation with Compensia, the Compensation Committee has determined that Compensia is independent and there is no conflict of interest resulting from retaining Compensia currently or during the year ended December 31, 2025. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq listing standards.

Role of the Chief Executive Officer

To aid the Compensation Committee in making its 2025 compensation determinations, our CEO, provided recommendations to the Compensation Committee regarding the compensation of all executive officers, excluding himself. Each NEO other than our CEO, in turn, participated in an annual performance review with our CEO to provide input about their contributions to our success for the period being assessed.

For purposes of our annual and long-term incentive compensation programs, corporate performance goals for 2025 awards were based on the Company’s 2025 financial plan as approved by our Board. Our CEO, after discussions with the management team, then recommended a subset of these goals to the Compensation Committee as the corporate performance goals underlying our Incentive Compensation Program and performance-based equity awards. We believe that the achievement of these performance goals is based on the successful efforts and contributions of our NEOs.

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Setting Executive Compensation

The Compensation Committee reviews a competitive market analysis of compensation levels, as well as the compensation practices and financial performance of comparable companies, typically, at least annually, in connection with its annual review of our executive compensation program. This analysis provides the necessary background to the Compensation Committee to ensure that the compensation opportunities established for our executive officers are competitive with market practices and trends and that actual compensation paid to our executive officers is appropriately aligned with our performance in the past year.

Peer Group

Compensia worked with the Compensation Committee to identify a peer group of companies that were representative of the type of companies with which we may compete with for executive talent to be used in determining the target annual compensation opportunities for our NEOs. In selecting peer companies, the Compensation Committee considered a number of targeted criteria designed to reflect our business structure. Given the limited number of directly comparable companies from a business perspective, the criteria were expanded in some cases to include companies that the Compensation Committee considered to be a close fit in terms of business focus and/or with which we might compete for executive talent. As a result, some companies may not satisfy all of the selection criteria. The companies in our 2025 compensation peer group were selected based on the following criteria:

•
Industry: Companies in the application software, systems software, semiconductor, advertising, transaction and payment processing, media, semiconductor, audio and imaging technology, IP licensing, software and other technology sectors.
•
Revenue: Companies with revenue that were 0.3x to 3.0x our last four quarter’s revenue.
•
Market Capitalization: Companies with market capitalizations that reflect the differences in our business model as an IP and technology licensing company, which would not be accurately reflected if we selected peer companies based solely on annual revenue. We selected companies with market capitalizations that were generally within a range of 0.25x to 4.0x our market capitalization.
•
Geography Location: Companies based in the U.S. with an emphasis on firms headquartered in the San Francisco Bay Area.

Following its review in July 2024, the Compensation Committee made one change to our peer group, adding Getty Images Holdings.

2025 COMPENSATION PEER GROUP
• Cass Information Systems • CEVA • Consensus Cloud Solutions • Dolby Laboratories • Everi Holdings • Getty Images Holdings • EVERTEC • Gogo • InterDigital	• Mitek Systems • Open Lending • Progress Software • PubMatic • Rambus • Semtech • TechTarget • Thryv Holdings • Universal Display • Verra Mobility

The Compensation Committee may make adjustments to our compensation peer group as necessary to ensure companies included continue to meet the criteria outlined above.

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Market Survey Data

While the compensation peer group is maintained for executive compensation and performance reference purposes, the compensation data drawn from that source is limited to publicly available information and therefore may not contain sufficient data points to establish meaningful market comparisons for all executive officers. Consequently, the competitive market analysis used by the Compensation Committee may include data on executive positions beyond what is generally available in public filings. For purposes of the 2025 competitive market analysis, subsets of the Radford McLagan Compensation Survey were used to evaluate the compensation for some of our executive officers. Specifically, the Compensation Committee received a custom report of survey results reflecting an expanded group of companies including our compensation peer group and other companies that generally fit the above financial selection criteria.

The Compensation Committee believes that by utilizing both publicly available peer group data and the survey data from published surveys, it is able to develop the best set of robust competitive data reasonably available for use in making compensation decisions. The Compensation Committee, when making compensation decisions for our NEOs, evaluates an analysis based on both the publicly available peer group data and the survey data to ensure that the total compensation opportunities of our NEOs is fair, reasonable, and falls within the Company’s guidelines.

Experience and Performance Factors

Based on the objectives outlined above, the Compensation Committee strives to set target total direct compensation opportunities at competitive levels for the markets in which we compete for executive talent and that are appropriate for the skills, experience and performance of each individual. However, the Compensation Committee does not establish compensation levels based solely on the basis of a competitive market analysis. The Compensation Committee also relies on the business judgment of its members after reviewing our performance and carefully evaluating each NEO’s individual performance during the year, leadership qualities, business responsibilities, tenure with the Company, current compensation arrangements and long-term potential to enhance stockholder value. The Compensation Committee does not guarantee that any NEO will receive a specific market-derived compensation level.

In addition, the Compensation Committee has taken the approach of determining the mix of compensation elements, such as base salary, target annual cash incentive opportunities and equity awards, on an individual basis. The Compensation Committee allocates target total direct compensation between cash and equity compensation based on a number of objective and subjective factors, including competitive market practices, the role and responsibilities of the individual executive officer, and the nature of the behaviors the incentives are intended to motivate. The Compensation Committee’s philosophy is to balance compensation between long-term and short-term compensation, cash and non-cash compensation, and to take into account the roles and responsibilities of the individual executive officer.

Impact of 2025 “Say-on-Pay” Vote

We held our most recent “say-on-pay” vote in 2025 and over 98% of the votes case on such proposal were voted in favor of the compensation of our NEOs. The Compensation Committee will continue to take into account future stockholder advisory votes on named executive officer compensation and other relevant market developments affecting executive officer compensation to determine whether any subsequent changes to our executive compensation program and policies are warranted to reflect stockholder concerns or to address market developments.

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Executive Compensation Components

The graphic below includes the components of the NEOs’ 2025 target total direct compensation.

Components of 2025 Target Total Direct Compensation

CEO
9%
9%
49%
32%
1%
Other NEOs
16%
10%
36%
36%
1%

Base Salary

- To attract and retain executive talent
- Fixed base of compensation

Non-Equity Incentive Plan Compensation

- To drive achievement of key business results
- To recognize individual contributions
- Performance-based awards, not guaranteed

PSUs and RSUs

- Performance-based equity, not guaranteed
- To tie the interest of executives to the interest of our stockholders
- To retain and reward executive talent

Other Compensation

- Benefits, 401(k)

Base Salary

The base salary for each executive officer, including each NEO, is initially established through negotiation at the time the individual is hired or promoted into such role, taking into account the Company’s needs, the executive’s qualifications, experience, an analysis of competitive market data, overall compensation arrangements, and internal equity. In determining whether to make adjustments to the base salaries of our executive officers as part of its annual executive compensation review, the Compensation Committee evaluates a competitive market analysis prepared by its compensation consultant. In addition, the Compensation Committee determines whether to approve increases to our executive officers’ base salaries based upon the Company’s performance, their individual performance in accomplishing functional or team goals, changes in duties and responsibilities and the recommendations of our CEO (except with respect to his own base salary). No formulaic or guaranteed base salary increases are provided to our NEOs. The base salary of each executive officer for 2025 is generally competitive with the peer and survey salary data reviewed by the Compensation Committee.

The target 2025 base salaries for each NEO are set forth in “Annual Performance-Based Cash Incentive Compensation Program” below and actual base salaries paid are set forth in the “2025 Summary Compensation Table.”

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Annual Performance-Based Cash Incentive Compensation Program

Our executive officers, including our NEOs, are eligible under our Incentive Compensation Program to receive an annual performance-based cash incentive bonus. The target and maximum annual cash incentive opportunities for our NEOs participating expressed as a percentage of base salary, were as follows:

Named Executive Officer	Target	Maximum
Paul E. Davis	100%	200%
Keith A. Jones	75%	150%
Kevin Tanji	60%	120%
Dr. Mark Kokes	60%	120%
Dana Escobar	60%	120%

Participants may receive a smaller award (or no award) if we do not achieve a target level of performance and a larger award (capped at a level that provides our executive officers an opportunity to earn larger awards by exceeding performance objectives based on the multiplier discussed below) if we exceed the target level of performance. Payments of above-target bonuses may be made, only if we exceed our corporate financial objectives and upon the approval of the Compensation Committee.

Weighted Performance Goals

Bonuses paid to our NEOs under our Incentive Compensation Program were based on our achievement of specific pre-established corporate performance goals (“Corporate Factor Achievement”) and upon an evaluation of the individual executive officer’s performance for their efforts tied to such goals for the year (“Approved Individual Factor”). The corporate performance goals for 2025 were a combination of financial Company goals (related to revenue and Non-GAAP operating expenses excluding litigation) and non-financial Company goals that are all directly supportive of our short-term and long-term strategic plans. The weighted goal categories for 2025 for determining the Corporate Factor Achievement and applied to each NEO are set forth below:

	Financial Goals
NEO Participants	Revenue(1)	Non-GAAP Operating Expenses (excluding litigation)(2)	Non-Financial Company Goals
Paul E. Davis	50%	30%	20%
Keith A. Jones	50%	30%	20%
Kevin Tanji	50%	30%	20%
Dr. Mark Kokes	50%	30%	20%
Dana Escobar	50%	30%	20%

(1) The revenue goal was based on achieving the midpoint of our revenue guidance for the Company. For more information on the revenue goal of the Incentive Compensation Program, see the sections entitled “2025 Revenue Goal and Achievement” below.

(2) We define Non-GAAP operating expenses (excluding litigation) as GAAP operating expenses adjusted for one-time or ongoing intangibles, amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects.

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2025 Revenue Goal and Achievement

Set forth below is the Company’s revenue goal (with linear interpolation), as well as the Company’s actual results for such goal, for purposes of the Incentive Compensation Program.

Revenue Goal
0% Payout	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% payout)	Achievement(1)
Less than $373.5 million in total revenue	$373.5 million in total revenue	$415.0 million in total revenue	$456.5 million in total revenue	168.4% achieved with $443.4 million in total revenue

(1) The Compensation Committee approved 168.4% achievement of the Company’s revenue goal based on linear interpolation between 100% at $415.0 million and 200% at $456.5 million.

2025 Non-GAAP Operating Expenses (excluding litigation) Goal and Achievement

Set forth below is the Company’s Non-GAAP operating expenses, excluding litigation goal (with linear interpolation between achievement levels), as well as the Company’s actual results for such goal, for purposes of the Incentive Compensation Program.

Non-GAAP Operating Expenses (excluding litigation) Goal
0% Payout	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Achievement(1)
More than $149.2 million in total Non-GAAP operating expenses (excluding litigation)	$149.2 million in total Non-GAAP operating expenses (excluding litigation)	$143.5 million in total Non-GAAP operating expenses (excluding litigation)	$137.8 million in total Non-GAAP operating expenses (excluding litigation)	200% achieved with $134.4 million in total Non-GAAP operating expenses (excluding litigation and expenses attributable to the overachievement of the Company’s 2025 bonus above target)

(1) The Compensation Committee approved the Company’s achievement at 200% with $134.4 million in total Non-GAAP operating expenses (excluding litigation and operating expenses attributable to overachievement of the Company’s 2025 bonus). In determining goal achievement, the Compensation Committee excluded operating expenses attributable to overachievement of the Company’s 2025 bonus above target performance from its assessment of Non-GAAP operating expenses (excluding litigation). Such exclusion was intended to take a more equitable measure of actual achievement of the goal, as the threshold, target and maximum hurdles of the goal were originally established assuming a budgeted 2025 bonus achievement of 100% of target. Without the exclusion of operating expenses attributable to overachievement of the Company’s 2025 bonus above target performance, the Company’s Non-GAAP operating expense (excluding litigation) performance would have resulted in 108% achievement of the goal with $143.0 million in total Non-GAAP operating expenses (excluding litigation).

2025 Strategic and Business Goals and Achievement

Set forth below are the Company goals for purposes of the Incentive Compensation Program. The evaluation of each NEO’s individual performance under the Incentive Compensation Program was based on an evaluation of the individual officer’s efforts tied to these goals.

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Strategic and Business Goals
Key Goal	Outcome(1)
Enhancing Adeia’s foundational capabilities to drive resilience, efficiency, and sustained relevance in our primary markets.	Achieved strategic pipeline development and key deal closures that included new customers.
Build an enduring organization and culture that drives consistent excellence in performance.

Completed development of comprehensive business plans. Achieved strong employee engagement scores that included positive response on employees seeing themselves growing and developing their career at the company.

Strive to be a sustainable innovator that identifies and influences technology trends over time.	Achieved new patent filings, in alignment with strategic portfolio roadmap.

(1) The Compensation Committee approved 185% achievement of the Company’s Strategic and Business goals based on the highlighted outcomes.

Incentive Compensation Program Achievement

Bonuses paid to our NEOs under our Incentive Compensation Program were based on our achievement of specific pre-established corporate performance goals and upon an evaluation of the individual executive officer’s performance for their efforts tied to such goals for the year, which individual executive officer’s assessed achievement is reflected under the Approved Individual Factor in the table below. Accordingly, the annual performance-based cash incentive bonuses under the Incentive Compensation Program paid to our NEOs were calculated as follows:

	Approved Salary	Approved Bonus Target	Approved Bonus Target	Corporate Factor Achievement(1)	Approved Individual Factor (2)	Approved Bonus Payout
Paul E. Davis	$675,000	100%	$675,000	181.2%	185%	$1,228,231
Keith A. Jones	$470,000	75%	$352,500	181.2%	185%	$641,410
Kevin Tanji	$440,000	60%	$264,000	181.2%	200%	$488,295
Dr. Mark Kokes	$440,000	60%	$264,000	181.2%	185%	$480,375
Dana Escobar	$425,000	60%	$255,000	181.2%	100%	$420,649

(1) The “Corporate Factor Achievement” column accounts for 80% of NEO’s bonus payout.

(2) The “Approved Individual Factor” column accounts for 20% of NEO’s bonus payout.

Long-Term Compensation

Our long-term equity incentive compensation program is intended to provide our executive officers, including our NEOs, with opportunities to participate in the appreciation of our stock price and to create equity award value that will provide a financial incentive for our executive officers to remain with and work for the continued success of the Company.

Our long-term equity incentive award program is generally comprised of two equity award vehicles, although the mix of such awards granted by the Compensation Committee to our NEOs may vary from year to year based on the Compensation Committee’s determinations regarding the appropriate incentives for such year:

•
RSU Awards: RSUs are granted to our NEOs. These awards vest annually over four years and increase or decrease in value just as a traded share of common stock will, aligning our executive officers’ interests with stockholders’ interests.
•
The 2025 PSU awards may be earned based upon the achievement of annual EBITDA (excluding litigation) targets during three separate one-year performance periods, which are set annually at the start of each one-year performance period, with vesting after the end of the overall three-year performance period subject to adjustment based upon a three-year relative TSR modifier. See the “2025 PSU Award Vesting Criteria” section below for a more detailed description.

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2025 Equity Awards

Consistent with its approach in 2024, the Compensation Committee determined that the annual equity awards granted to our NEOs in 2025 should consist of time-vesting RSU awards and performance-vesting PSU awards as set forth in the table below. The Compensation Committee determined that these two types of equity awards provided the appropriate balance of long-term incentives for our executive officers in 2025.

In setting the mix of the two types of equity awards for 2025, the Compensation Committee determined that a substantial portion of the equity awards should consist of awards that vest based on our performance, in the form of financial performance measured by EBITDA (excluding litigation) and relative TSR. Accordingly, the Compensation Committee structured performance-based awards to account for 60% of our CEO’s annual equity awards and 50% of all other NEOs’ annual equity awards.

Target award values were established based on an analysis of competitive market data, individual performance and criticality and the retention value of existing equity awards. The Compensation Committee believes that the award values, combined with its mix of equity compensation vehicles, reflects our commitment to pay for performance, with resulting compensation above the median of our peers for performance that exceeds target goals and compensation below the median of our peers if our performance goals are not achieved.

The Compensation Committee approved a total target dollar value for each NEO’s annual equity awards, which we refer to as the grant date target value. These grant date target values are based on the analysis of competitive market data and other factors described above, and the allocation of such value to each of the two forms of equity awards is a 60%/40% mix of PSUs and RSUs for our CEO and a 50%/50% mix of PSUs and RSUs for all other NEOs. The actual number of PSUs and RSUs granted on March 1, 2025 was calculated using the 90-day average stock price preceding the grant date (dividing the applicable grant date target value by such stock price average to arrive at the target number of PSUs and the number of RSUs). The target values set forth below differ from the amounts shown in the “Stock Awards” column of the Summary Compensation Table, which represent grant date fair values determined pursuant to FASB ASC Topic 718.

The following awards were granted in 2025 to our NEOs:

Executive Officer	Target Value $	RSUs	PSUs
Paul E. Davis	$6,000,000	180,860	271,290
Keith A. Jones	$2,400,000	90,430	90,430
Kevin Tanji	$2,100,000	79,130	79,130
Dr. Mark Kokes	$2,100,000	79,130	79,130
Dana Escobar	$2,100,000	79,130	79,130

2025 PSU Award Vesting Criteria

The 2025 PSU awards were structured to be based on a three-year overall performance period consisting of three separate tranches of one-year performance periods (referred to herein, as “2025 PSU Tranche A”, “2025 PSU Tranche B” and “2025 PSU Tranche C”), and eligible to be earned based upon achievement of annual EBITDA (excluding litigation) targets which are set annually at the start of the applicable one-year performance period tranche, but are only eligible to vest on a “cliff basis”, if at all, on the third anniversary of the vesting commencement date, subject to adjustment based upon a three-year relative TSR modifier, as reflected below. The Compensation Committee carefully set the PSU award performance goals to be rigorous and ultimately to align management and our stockholders’ interests. The target was set at a level the Compensation Committee determined to be competitively challenging, with the maximum metric requiring a higher level of performance. Further, the earning and vesting of the performance awards is conditioned upon the recipient remaining employed with the Company through the vesting date.

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The structuring of the 2025 PSU awards differs from prior years, in which PSU awards were instead structured to be based entirely on a three-year performance period (with no separate tranches of one-year performance periods) and achievement of a three-year stock price appreciation target along with a relative TSR modifier and long-term revenue performance. The Compensation Committee believes that the structural changes implemented to the 2025 PSU awards are important to continue to align the NEOs with strategic goals and performance of the Company over the long term, with the one-year performance period tranches intended to reduce volatility that may be associated with performance-vesting that is measured strictly over a three-year period.

The Compensation Committee structured the EBITDA (excluding litigation) targets to be measured in three separate tranches of one-year performance periods and the TSR modifier to be measured on a three-year measurement period in order to enhance the long-term nature of the award, reduce volatility that may be associated with performance-vesting that is measured strictly over a three-year period, distinguish long-term incentive award and short-term incentive award goals and further align the interests of our executive officers with our long-term stockholder interests.

The range of threshold, target and maximum levels (with linear interpolation between levels) for EBITDA (excluding litigation) performance and resulting potential payout for 2025 PSU Tranche A are as follows:

EBITDA (excluding litigation) Hurdle	Payout (% Of Target)	Performance Range
<$246M	0%	<90%
$246M	50%	90%
$274M	100%	100%
$301M	200%	110%

The relative TSR assessment uses the Russell 2000 Index as the benchmark and it will be calculated over the overall three-year performance period and will adjust the 2025 PSU award achievement factor by +/-33% (subject to overall maximum payout as a percentage of target equal to 200%). The relative TSR performance is to be determined using our 90-trading-day average stock price prior to both the beginning and the end of the overall three-year performance period.

Payout modifier levels range from 67% to 133% (with linear interpolation) for our relative TSR percentile rank ranging from the 25th to the 75th percentiles as summarized in the following table.

Russell 2000 Percentile Ranking	TSR Modifier
≥ 75th	133%	Linear
50th	100%	interpolation
≤ 25th	67%	between points

At the end of each tranche of one-year performance periods, the Compensation Committee will determine the level of achievement of EBITDA (excluding litigation) performance, and at the end of the overall three-year performance period, the Compensation Committee will determine the level of relative TSR achievement and then apply the resulting vesting factor to the award amount to determine the total amount that will be considered earned and vested. Depending on the level of achievement, no shares will be issuable if performance is below the threshold performance level and twice the number of target number of shares will be issuable if the maximum performance level is achieved.

Shares will vest upon the Compensation Committee’s approval of our EBITDA (excluding litigation) performance criteria at the end of each applicable one-year performance period tranche and our relative TSR modifier at the end of the three-year performance period, subject to each participant’s continued employment or consulting relationship with the Company through the end of the three-year performance period.

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The 2025 PSUs are subject to “double trigger” vesting acceleration at target in the event of an NEO’s qualifying termination of employment within three months prior to a change in control or within twelve months following a change in control (for additional details, see “Termination of Employment Arrangements and Change in Control Arrangements” below). In 2023 and 2024, the PSUs granted to NEOs under the Company’s A&R2020 Plan were subject to “single trigger” vesting acceleration (i) based on the change of control price for the stock price performance component of such PSUs, and (ii) at target for the revenue performance component of such PSUs.

Results of 2022 PSU – Achieved

The 2022 PSU awards granted to Mr. Davis on April 29, 2022 and June 1, 2022 were each based entirely on a three-year performance period and were eligible to vest on a cliff basis, if at all, on April 29, 2025 and June 1, 2025, respectively, based upon the achievement of three-year stock price appreciation targets along with a relative TSR modifier. The targets were set at a level the Compensation Committee determined to be competitively challenging. The stock price appreciation performance metric was based on the highest 30-day average price in the last six months of the three-year performance period. The Compensation Committee certified the level of achievement of the 2022 PSU awards and determined that, effective as of April 29, 2025 and June 1, 2025, respectively, 200% of the 2022 PSU awards would vest. Performance metrics and achievement of the 2022 PSU awards was as follows:

April 29, 2022 PSU Award

Stock Price - Payout % of Target	TSR Modifier	Stock Price Achievement	TSR Modifier Achievement	Overall Achievement
$11.90 - 50% $12.82 - 100% $15.57 - 200%	<= 25th - 80% 50th - 100% >= 75th - 120%	$14.71 = 168.75%	120%	202.5% capped at 200%

June 1, 2022 PSU Award

Stock Price - Payout % of Target	TSR Modifier	Stock Price Achievement	TSR Modifier Achievement	Overall Achievement
$11.77 - 50% $12.68 - 100% $15.40 - 200%	<= 25th - 80% 50th - 100% >= 75th - 120%	$14.71 = 174.66%	120%	209.59% capped at 200%

Equity Grant Decision

The Company provides the following discussion of the timing of equity incentive compensation awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. Generally, the Company grants equity incentive compensation awards on a predetermined schedule. In or around February of each year, the Compensation Committee reviews and approves the value and amount of the equity incentive compensation to be awarded to executive officers and non-employee directors. The grant of approved equity awards then typically occurs in March, which is usually after the filing of the Company’s Annual Report on Form 10-K, which is generally filed in the last two weeks of February.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity incentive compensation awards. Instead, the timing of grants is in accordance with the yearly compensation cycle. Equity incentive compensation awards may occasionally be awarded on an off-cycle basis, including to new hires.

The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation. Any coordination between a grant and the release of information that could be expected to affect such grant’s value is generally precluded by the predetermined schedule, using the methodology described above.

The equity compensation awards have historically included RSUs, PSUs, and stock options, however, the Company has not granted any stock options to executive officers of the Company for several years, and no current NEOs have any outstanding options.

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Other Compensation

Employee Benefits

We maintain a Section 401(k) Savings/Retirement Plan (the “401(k) Plan”) to cover eligible employees of the Company and any designated affiliate in the U.S., including our NEOs. The 401(k) Plan permits eligible employees to defer up to 100% of eligible salary until the IRS annual contribution limits are met. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. We currently make discretionary matching contributions to the 401(k) Plan up to a maximum of 3% of the participant’s eligible annual compensation and subject to certain other limits. Employer contributions to the 401(k) Plan are vested at 100%.

In addition, our executive officers, including our NEOs, are eligible to participate in (a) all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as other employees, and (b) an additional executive health program that is not available to our non-executive employees, in each case subject to applicable law. None of our NEOs opted to participate in the additional executive health program in 2025. We also provide vacation and other paid holidays to all employees, including our executive officers.

Post-Employment Compensation Arrangements

We have entered into change in control severance agreements with our executive officers, including our NEOs, to provide appropriate post-employment compensation arrangements in the event of certain terminations of employment, including in connection with a change in control of the Company. The Compensation Committee believes these types of agreements are essential in order to attract and retain qualified executive officers and promote stability and continuity in our senior management team. We believe that the stability and continuity provided by these agreements are in the best interests of our stockholders. For details, including an estimate of the amounts payable to our NEOs under their change in control severance agreements see “Termination of Employment Arrangements and Change in Control Arrangements” and “Potential Payments Upon Termination and Change in Control” below.

Other Compensation Related Policies

Stock Ownership Guidelines

We maintain stock ownership guidelines that apply to our (a) CEO, each other executive officer of the Company within the meaning of Exchange Act Rule 16a-1(f) and each other employee who reports directly to our CEO (each, an “Executive”) and (b) all non-employee members of the Board (each, a “Non-Employee Director”). Subject to a five-year grace period from the time he or she becomes an Executive, each Executive will be expected to own shares of our common stock with a market value equal to the following amounts for as long as he or she remains an Executive:

Title	Ownership Threshold
Chief Executive Officer	Three times (3x) base salary
Other Executives	One times (1x) base salary

Subject to a three-year grace period from the time he or she joins the Board, each Non-Employee Director will be expected to own shares of our common stock with a market value equal to three times (3x) the value of the Non-Employee Director’s annual cash retainer (excluding any annual cash retainer for committee membership or chairmanship) for as long as he or she remains a Non-Employee Director. As of December 31, 2025, all Executives (including our CEO) and Non-Employee Directors were in compliance with the stock ownership guidelines or had additional time within which to come into compliance with such guidelines. For purposes of calculating stock ownership, we exclude unvested PSUs for which actual Company performance has not been certified as well as any stock options (whether vested or unvested), whereas unvested RSUs are counted for these purposes.

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Insider Trading Policy

We have adopted an Insider Trading policy and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers and employees, or the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company. A copy of our Insider Trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026.

Compensation Recovery (“Clawback”) Policy

Effective as of October 24, 2023, we adopted our Amended and Restated Compensation Recovery Policy (the “Compensation Recovery Policy”) regarding accounting restatements in connection with Exchange Act Rule 10D-1 and corresponding Nasdaq listing standards. The Compensation Recovery Policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure) received by current and former executive officers (as defined in Exchange Act Rule 10D-1), including our NEOs, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under U.S. federal securities laws.

The Compensation Recovery Policy also applies to incentive-based compensation received during the applicable recovery period by such other key employees of the Company who may from time to time be determined to be deemed subject to the policy by the Compensation Committee (or such other body authorized to administer the policy from time to time).

In addition, the Company’s A&R 2020 Plan permits the Board or its administrator, the Compensation Committee, to provide, in an award agreement or otherwise, or to require a holder of any of our equity awards under the plan (including all time-vesting equity awards), to agree that any proceeds, gains or other economic benefit actually or constructively received by the holder upon any receipt or exercise of the award, or upon the receipt or resale of any shares underlying the award, will be subject to recoupment if the holder (x) engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, or (y) incurs a termination of service for cause.

Derivatives Trading and Hedging Policy

Our insider trading policy prohibits the pledging, trading of derivatives or the hedging of our equity securities by our employees, including our executive officers, and directors. Specifically, they may not, at any time:

•
trade in any puts, calls or other derivative products involving company securities;
•
engage in any hedging transactions involving the Company’s securities; or
•
hold company securities in a margin account or pledge company securities as collateral for a loan.

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Risk Assessment

In March of 2026, management of the Company assessed its compensation policies and programs for all employees for purposes of determining the relationship of such policies and programs and the enterprise risks faced by the Company and presented its assessment to the Compensation Committee. Based on its assessment, management recommended, and the Compensation Committee concluded, that none of our compensation policies or programs create risks that are reasonably likely to have a material adverse effect on the Company. In connection with their review, the management and the Compensation Committee noted certain key attributes of its compensation programs and policies that help to reduce the likelihood of excessive risk taking, which also apply to our executive compensation program, including:

•
The program design provides a balanced mix of cash and equity compensation, fixed and variable compensation and annual and long-term incentives.
•
Corporate performance objectives are designed to be consistent with the Company’s overall business plan and strategy, as approved by the Board.
•
Executive compensation is weighted more towards long-term equity compensation with the intention to discourage short-term risk taking.
•
The determination of executive incentive awards is based on a review of a variety of indicators of performance, including both financial and non-financial goals, reducing the risk associated with any single indicator of performance.
•
Incentive payments are capped at no more than 200% of target, which provides our executive officers an opportunity to earn larger awards by exceeding performance objectives, but that does not create excessive risk by providing unlimited upside opportunities.
•
The Company’s equity awards generally vest over four-year periods or based upon the achievement of performance objectives over a period of three years. The multi-year vesting periods encourage focus on sustained earnings and mitigates risk taking in any one year. The Compensation Committee has the right to exercise negative discretion over executive annual cash Incentive Compensation Program payments.

Tax and Accounting Considerations

Deduction Limitation

Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program as it deems appropriate, the Compensation Committee retains the discretion to approve compensation that exceeds deductibility limits if it determines that doing so is in the best interests of the Company and our stockholders.

Accounting Treatment

We account for stock-based awards to our employees under the rules of FASB ASC Topic 718, which requires us to record the compensation expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense during the period in which the award is earned and accrued.

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Termination of Employment Arrangements and Change in Control Arrangements

The Company provides for certain severance payments and benefits if an executive officer’s employment is involuntarily or constructively terminated. In addition, the Company provides enhanced severance payments and benefits if such a termination of employment occurs in connection with a change in control of the Company. Such severance payments and benefits are designed to alleviate the financial impact of an involuntary termination of employment through salary, bonus and health benefit continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance payments and benefits for those NEOs with whom we have entered into severance agreements are important because it may be difficult for these NEOs to find comparable employment within a short period of time following certain qualifying terminations of employment. The Company also believes these payments and benefits are a means of reinforcing and encouraging the continued attention and dedication of key executive officers of the Company to their duties of employment without personal distraction or a conflict of interest in circumstances which could arise from the occurrence of a change in control of the Company. We believe that the interests of stockholders will be best served if the interests of our executive officers are aligned with them, and providing change in control payments and benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of our stockholders.

The Company extends change in control payments and benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These arrangements are intended to be competitive within our industry and company size and are necessary to attract highly qualified individuals and encourage them to remain employed with the Company. In making the decision to extend the payment and benefits, the Compensation Committee relied on data prepared by its independent compensation consultant that the programs are representative of market practice, both in terms of design and cost.

Amended and Restated Change in Control Severance Agreement with Mr. Davis

On February 9, 2023, we entered into an amended and restated change in control severance agreement with Mr. Davis, our CEO (the “CEO Severance Agreement”).

The CEO Severance Agreement has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the CEO Severance Agreement will automatically be extended for 12 months following a change in control of the Company if the term would otherwise have expired during such period.

The CEO Severance Agreement provides that, if Mr. Davis’s employment is terminated by the Company without “cause” or if he resigns for “good reason”, in each case, more than three months prior to a change in control or more than 12 months following a change in control, Mr. Davis will be entitled to receive the following payments and benefits:

•
Fully earned but unpaid base salary, reimbursement of business expenses incurred prior to the date of termination and accrued obligations in respect of all other benefits (collectively, the “Accrued Obligations”);
•
Lump sum cash payment in an amount equal to 150% of the sum of (i) annual base salary, plus (ii) target annual cash incentive opportunity for the fiscal year in which the date of termination occurs prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 18 months following the date of termination; and
•
Immediate acceleration of vesting, as of the date of termination, of outstanding equity awards scheduled to vest (or whose performance period ends) within 12 months following the date of termination (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the award documents).

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If Mr. Davis’s employment is terminated by the Company without “cause” or if he resigns for “good reason”, in each case, within three months prior to a change in control or within twelve months following a change in control, the CEO Severance Agreement provides that Mr. Davis will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 200% of the sum of (i) annual base salary, plus (ii) target annual cash incentive opportunity for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 24 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of all outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the award documents).

The severance payments and benefits (other than the Accrued Obligations) are subject to Mr. Davis’s execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the CEO Severance Agreement.

Severance Agreements with the Other Named Executive Officers

On February 9, 2023 the Company entered into severance agreements with each of (i) Keith A. Jones, the Company’s Chief Financial Officer; (ii) Dr. Mark Kokes, the Company’s Chief Revenue Officer (prior to January 26, 2026, Chief Licensing Officer & General Manager, Media); (iii) Kevin Tanji, the Company’s Chief Legal Officer and Corporate Secretary; and (iv) Dana Escobar, the Company’s former Chief Licensing Officer & General Manager, Semiconductor (collectively, the “NEO Severance Agreements”).

Each of the NEO Severance Agreements has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the NEO Severance Agreements will automatically be extended for 12 months following a change in control of the Company if the term would otherwise have expired during such period.

Each of the NEO Severance Agreements provide that, if the executive officer’s employment is terminated by the Company without “cause” more than three months prior to a change in control or more than 12 months following a change in control, the executive officer will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual cash incentive opportunity for the fiscal year in which the date of termination occurs prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs; and
•
Continuation of health benefits for a period of up to 12 months following the date of termination.

If the executive officer’s employment is terminated by the Company without “cause” or if the executive officer resigns for “good reason”, in each case, within three months prior to a change in control or within 12 months following a change in control, each NEO Severance Agreement provides that the executive officer will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual cash incentive opportunity for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 12 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of all outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the award documents).

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The severance payments and benefits (other than the Accrued Obligations) are subject to the respective executive officer’s execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the NEO Severance Agreement.

In connection with a reorganization of the Company’s leadership team, Mr. Escobar’s employment was terminated by the Company. Mr. Escobar’s last day of employment at the Company was on March 13, 2026. As a result of Mr. Escobar’s termination, he is eligible to receive the severance payments and benefits set forth in his NEO Severance Agreement as a result of his execution of a general release of claims in favor of the Company, subject to his continued compliance with the confidentiality and proprietary rights covenant set forth in the NEO Severance Agreement.

Defined Terms Related to CEO Severance Agreement and NEO Severance Agreement

For purposes of the severance agreements, “cause” means, generally, an executive officer’s gross negligence or willful misconduct in the performance of his duties, the executive officer’s willful and habitual neglect of or failure to perform his duties, the executive officer’s commission of any material act of fraud, dishonesty or financial or accounting impropriety with respect to our Company which results in a personal benefit to the executive, the executive officer’s failure to cooperate with us in any investigation or formal proceeding initiated by a governmental authority or otherwise approved by our Board or the Audit Committee of the Board, the executive officer’s conviction of or plea of guilty or nolo contendere to felony criminal conduct (other than moving vehicle violations), the executive officer’s material violation of our confidentiality and proprietary rights agreement or any similar agreement with the Company, or the executive officer’s material breach of any obligation or duty under the agreement or any written employment or other written policies of our Company.

For purposes of the severance agreements, “good reason” means, generally, a material diminution in the executive officer’s authority, duties or responsibilities, a material diminution in the executive officer’s base compensation or target bonus opportunity, unless such a reduction is imposed across-the-board to senior management, a material change in the geographic location at which the executive officer must perform his duties, or any other action that constitutes our material breach of the agreement.

For purposes of the severance agreements, “change in control” is generally defined as:

•
a merger or consolidation in which the Company is a party, or the sale of all or substantially all of the Company’s assets, in either case other than a transaction that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or
•
the acquisition by any person of beneficial ownership of the Company’s securities representing more than 50% of the total combined voting power of the Company.

A&R 2020 Plan

We routinely grant our executive officers stock awards pursuant to our A&R 2020 Plan. In the event of a change in control of the Company, if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, the vesting of each outstanding award will be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has furnished this report on executive compensation.

This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this proxy statement and is not repeated here.

In this context, the Compensation Committee hereby reports as follows:

(1)
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section contained herein with management.
(2)
Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our Board, and our Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A for filing with the SEC.

March 19, 2026

COMPENSATION COMMITTEE TONIA O’CONNOR, CHAIR DANIEL MOLONEY PHYLLIS TURNER-BRIM

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

2025 Summary Compensation of NEOs

2025 Summary Compensation Table

The table below sets forth, for the year ended December 31, 2025, the base salary, stock awards, and annual cash incentive compensation amounts earned by and all other compensation paid to our NEOs in 2023, 2024 and 2025.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Paul E. Davis	2025	$662,500	$4,526,022	$1,228,231	$37,754	$6,454,507
Chief Executive Officer	2024	$625,000	$5,893,530	$600,000	$35,793	$7,154,323
	2023	$625,000	$4,205,746	$575,625	$12,256	$5,418,627
Keith A. Jones	2025	$463,750	$1,982,521	$641,410	$49,345	$3,137,026
Chief Financial Officer	2024	$437,500	$2,309,802	$333,750	$45,932	$3,126,984
	2023	$415,000	$2,834,514	$286,661	$11,681	$3,547,856
Kevin Tanji	2025	$436,250	$1,734,800	$488,295	$36,822	$2,696,167
Chief Legal Officer & Corporate Secretary	2024	$418,750	$2,021,108	$255,000	$28,400	$2,723,258
	2023	$400,000	$1,542,956	$221,040	$11,667	$2,175,663
Dr. Mark Kokes	2025	$433,750	$1,734,800	$480,375	$35,639	$2,684,564
Chief Licensing Officer & General Manager, Media	2024	$415,000	$1,732,414	$249,000	$28,242	$2,424,656
	2023	$415,000	$1,542,956	$220,156	$12,063	$2,190,175
Dana Escobar	2025	$421,250	$1,734,800	$420,649	$39,525	$2,616,224
Former Chief Licensing Officer & General Manager, Semiconductor	2024	$401,250	$1,732,414	$236,160	$36,923	$2,406,747
	2023	$375,000	$977,208	$189,956	$11,644	$1,553,808

(1) The dollar amount reported in the Stock Awards column is equal to the aggregate grant-date fair value of the RSU and PSU awards granted during each reported year, calculated in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures related to service-vesting conditions. The assumptions used in the calculation of the FASB ASC Topic 718 grant-date fair value of each such award are set forth in Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. For RSU awards, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The grant date fair value of the PSU awards was estimated utilizing the Monte Carlo valuation model, using the fair value of the Company’s common stock with the effect of market conditions on the date of grant, and assumes the performance goals will be attained. The EBITDA (excluding litigation) performance goals for 2025 PSU Tranche B and 2025 PSU Tranche C were not established at the date of grant in 2025 and, as a result, for accounting purposes, 2025 PSU Tranche B and 2025 PSU Tranche C are not considered granted until the respective EBITDA (excluding litigation) performance goals are established. Accordingly, the grant date fair value of 2025 PSU Tranche A is reported in the Stock Awards column for 2025, but the grant date fair value of 2025 PSU Tranche B and 2025 PSU Tranche C will not be reported in the Stock Awards column until 2026 and 2027, respectively.

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The grant-date fair values of 2025 PSU Tranche A for each NEO assuming maximum attainment of the performance goals are as follows:

Name	Grant Date Fair Value at Maximum Attainment ($)
Paul E. Davis	$3,365,804
Keith A. Jones	$1,121,922
Kevin Tanji	$981,752
Dr. Mark Kokes	$981,752
Dana Escobar	$981,752

(2) Represents the annual cash Incentive Compensation Program, which is based on the level of attainment of individual goals and corporate performance goals payable under the Incentive Compensation Program. See further details in the section entitled “Annual Performance-Based Cash Incentive Compensation Program.”

(3) For each of our NEOs, the amounts in the “All Other Compensation” column for 2025 consists of the following payments and benefits paid by the Company to or on behalf of the NEOs.

Name	401(k) Employer Match ($)	Life Insurance Premiums ($)	Medical Insurance Premiums ($)	Other ($)	Total ($)
Paul E. Davis	$10,500	$1,860	$25,394	$—	$37,754
Keith A. Jones	$10,500	$1,657	$36,735	$453	$49,345
Kevin Tanji	$10,500	$2,583	$23,593	$146	$36,822
Dr. Mark Kokes	$10,500	$1,546	$23,593	$—	$35,639
Dana Escobar	$10,500	$1,527	$27,122	$376	$39,525

2025 Grants of Plan-Based Awards Table

The table below sets forth information concerning grants of plan-based awards in 2025 to our NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Paul E. Davis	3/1/2025	3/1/2025	337,500	675,000	1,350,000	45,215	90,430	180,860	180,860	$4,526,022
Keith A. Jones	3/1/2025	3/1/2025	176,250	352,500	705,000	15,072	30,143	60,286	90,430	$1,982,521
Kevin Tanji	3/1/2025	3/1/2025	132,000	264,000	528,000	13,189	26,377	52,754	79,130	$1,734,800
Dr. Mark Kokes	3/1/2025	3/1/2025	132,000	264,000	528,000	13,189	26,377	52,754	79,130	$1,734,800
Dana Escobar	3/1/2025	3/1/2025	127,500	255,000	510,000	13,189	26,377	52,754	79,130	$1,734,800

(1) NEOs are eligible for these awards under the Company’s Incentive Compensation Program. See further details in the “Annual Performance-Based Cash Incentive Compensation Program” section of the Compensation Discussion and Analysis section above, which includes the actual bonus attainment approved by the Compensation Committee.

(2) Reflects 2025 PSU Tranche A for each NEO. The goals and objectives set by the Compensation Committee for the earnout of these PSUs are described in the “Long-Term Compensation” section of the Compensation Discussion and Analysis section above. The PSU awards are subject to acceleration of vesting pursuant to agreements entered into with our NEOs as described in the “Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

(3) Reflects RSU awards granted to our NEOs that vest as follows: 25% of the shares subject to the equity awards will vest annually, subject to the NEOs continued service as an employee, consultant or director of the Company on the applicable vesting date. The RSU awards are subject to acceleration of vesting pursuant to agreements entered

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into with our NEOs as described in the “Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

(4) The amounts reflected in this column represent the grant date fair value, measured in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures related to service-based vesting conditions, and does not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the grant date fair value is calculated for the stock awards, please see Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. For RSU awards, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The grant date fair value of the PSU awards was estimated utilizing the Monte Carlo valuation model, using the fair value of the Company’s common stock with the effect of market conditions, and assumes the performance goals will be attained at target.

2025 Outstanding Equity Awards at Fiscal Year-End Table

The table below sets forth information concerning the number and value of unvested stock awards held by the NEOs at December 31, 2025:

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Paul E. Davis	4/29/2022	9,021	$155,612	—	$—
	6/1/2022	103,504	$1,785,444	—	$—
	3/1/2023	74,286	$1,281,434	445,722	$7,688,705
	5/9/2024	138,375	$2,386,969	553,500	$9,547,875
	3/1/2025	180,860	$3,119,835	542,580	$9,359,505
Keith A. Jones	8/15/2022	58,134	$1,002,812	—	$—
	3/1/2023	27,764	$478,929	371,808	$6,413,688
	5/9/2024	69,187	$1,193,476	184,500	$3,182,625
	3/1/2025	90,430	$1,559,918	180,858	$3,119,801
Kevin Tanji	3/22/2022	6,250	$107,813	—	$—
	10/19/2022	15,984	$275,724	—	$—
	3/1/2023	34,822	$600,680	139,288	$2,402,718
	5/9/2024	60,540	$1,044,315	161,440	$2,784,840
	3/1/2025	79,130	$1,364,993	158,262	$2,730,020
Dr. Mark Kokes	10/19/2022	15,984	$275,724	—	$—
	3/1/2023	34,822	$600,680	139,288	$2,402,718
	5/9/2024	51,892	$895,137	138,380	$2,387,055
	3/1/2025	79,130	$1,364,993	158,262	$2,730,020
Dana Escobar	3/22/2022	1,875	$32,344	—	$—
	5/16/2022	5,000	$86,250	—	$—
	10/19/2022	13,320	$229,770	—	$—
	3/1/2023	22,054	$380,432	88,216	$1,521,726
	5/9/2024	51,892	$895,137	138,380	$2,387,055
	3/1/2025	79,130	$1,364,993	158,262	$2,730,020

(1) Reflects RSU awards that vest as follows: 25% of the shares subject to the equity awards will vest annually, subject to the NEO’s continued service as an employee, consultant or director of the Company on the applicable vesting date. The RSU awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced under the “Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

(2) This value is based on the December 31, 2025 closing price per share of our common stock of $17.25 as reported by the Nasdaq Global Select Market and for PSU awards granted to our NEOs, at 200% of target.

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(3) Represent PSU awards granted to our NEOs with a three-year cliff service-vesting period. The goals and objectives set by the Compensation Committee for the performance vesting of these PSUs are described in the “Long-Term Compensation” section of the Compensation Discussion and Analysis section above. The PSU awards are subject to acceleration of vesting pursuant to agreements entered into with our NEOs as described in the “Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

2025 Option Exercises and Stock Vested Table

The table below sets forth information concerning the number of shares acquired on vesting of stock awards in 2025 and the value realized upon vesting by such NEOs. Our NEOs did not exercise any stock options during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Paul E. Davis (2)	1,160,137	$14,973,219
Keith A. Jones	95,080	$1,298,165
Kevin Tanji	66,075	$1,052,126
Dr. Mark Kokes	63,018	$1,020,339
Dana Escobar	50,395	$786,598

(1) Amounts realized from the vesting of stock awards are calculated by multiplying the number of shares that vested by the fair market value of a share of our common stock on the vesting date.

(2) Includes the vesting of the 2022 PSU awards granted to Mr. Davis on April 29, 2022 and June 1, 2022, see “Results of 2022 PSU – Achieved”.

2025 PENSION BENEFITS

We do not offer any plans that provide for specified retirement payments and benefits other than the 401(k) Plan generally available to all employees.

2025 NONQUALIFIED DEFERRED COMPENSATION

We do not offer nonqualified deferred compensation to our employees.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table describes certain potential payments that each NEO would receive upon certain terminations of employment, including a termination of employment in connection with a change in control of the Company, assuming (1) that the termination and/or change in control, if applicable, occurred on December 31, 2025, and (2) a price per share of our common stock of $17.25, which represents the closing market price of our common stock as reported by the Nasdaq Global Select Market on December 31, 2025, the last trading day of 2025. Amounts in the “Value of Stock Award Acceleration” column below are based upon target level performance for PSUs outstanding as of December 31, 2025. For more information on the terms of the severance agreements with our NEOs and the terms of the equity incentive awards held by our NEOs under the Company’s A&R 2020 Plan, see “Termination of Employment Arrangements and Change in Control Arrangements” and “Long-Term Compensation”, respectively, in the Compensation Discussion and Analysis section above.

Name	Triggering Event	Cash Severance	Value of Stock Award Acceleration	Health Benefits	Total
Paul E. Davis	Resignation for Good Reason or Termination Other Than for Cause More Than 3 Months Prior or More Than 12 Months Following a Change in Control	$2,025,000	$8,001,740	$54,194	$10,080,934
	Resignation for Good Reason or Termination Other Than for Cause Within 3 Months Prior or Within 12 Months Following a Change in Control	$2,700,000	$22,027,336	$72,259	$24,799,595
Keith A. Jones	Termination Other Than for Cause More Than 3 Months Prior or More Than 12 Months Following a Change in Control	$822,500	$—	$33,697	$856,197
	Resignation for Good Reason or Termination Other Than for Cause Within 3 Months Prior or Within 12 Months Following a Change in Control	$822,500	$10,593,191	$33,697	$11,449,388
Kevin Tanji	Termination Other Than for Cause More Than 3 Months Prior or More Than 12 Months Following a Change in Control	$704,000	$—	$32,804	$736,804
	Resignation for Good Reason or Termination Other Than for Cause Within 3 Months Prior or Within 12 Months Following a Change in Control	$704,000	$7,352,312	$32,804	$8,089,116
Dr. Mark Kokes	Termination Other Than for Cause More Than 3 Months Prior or More Than 12 Months Following a Change in Control	$704,000	$—	$32,358	$736,358
	Resignation for Good Reason or Termination Other Than for Cause Within 3 Months Prior or Within 12 Months Following a Change in Control	$704,000	$6,896,429	$32,358	$7,632,787
Dana Escobar	Termination Other Than for Cause More Than 3 Months Prior or More Than 12 Months Following a Change in Control	$680,000	$—	$32,134	$712,134
	Resignation for Good Reason or Termination Other Than for Cause Within 3 Months Prior or Within 12 Months Following a Change in Control	$680,000	$6,308,325	$32,134	$7,020,459

Assuming (1) that the change in control occurred on December 31, 2025, and (2) a price per share of our common stock of $17.25, which represents the closing market price of our common stock as reported by the Nasdaq Global Select Market on December 31, 2025, the last trading day of 2025, the value of the unvested PSUs held by each NEO that would have accelerated in connection with the consummation of such change in control is as follows: Mr. Davis: $13,298,042; Mr. Jones: $6,358,056; Mr. Tanji: $3,958,788; Dr. Kokes: $3,759,896; and Mr. Escobar:

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$3,319,400. For more information on the terms of the severance agreements with our NEOs and the terms of the equity incentive awards held by our NEOs under the Company’s A&R 2020 Plan, see “Termination of Employment Arrangements and Change in Control Arrangements” and “Long-Term Compensation”, respectively, in the Compensation Discussion and Analysis section above. Mr. Escobar’s departure on March 13, 2026 and the severance payments and benefits that he is eligible to receive in connection with the termination are described above in the section titled “Termination of Employment Arrangements and Change in Control Arrangements – Severance Agreements with the Other Named Executive Officers”

CEO PAY RATIO

Item 402(u) of Regulation S-K requires us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees (other than our CEO). This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below. Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

To identify our median employee from our employee population in 2025, we compared the base pay and annual cash incentive awards of our approximately 150 employees in the U.S. as reflected in our records as of December 31, 2025. This compensation measure was consistently applied to all our employees included in the calculation. For simplicity, we calculated annual base pay using a reasonable estimate of the hours worked during 2025 for hourly employees and actual salary paid for our remaining employees. As of December 31, 2025 our total employee population consisted of approximately 150 individuals, including 4 employees located outside of the U.S. (3 in the United Kingdom and 1 in the Republic of Korea).

The 2025 annual total compensation for the median employee was calculated at $448,176, and the annual total compensation of our CEO, Mr. Davis, was $6,454,507. Therefore, the ratio of annual total compensation of our Chief Executive Officer to our median employee for 2025 was 14 to 1.

The decrease in the foregoing 2025 ratio as compared to the 2024 ratio was primarily attributable to a decrease in the 2025 annual total compensation for Mr. Davis (as compared to his 2024 annual total compensation), which was significantly driven by the change in structuring of the 2025 PSU Awards pursuant to which only the grant date fair value of 2025 PSU Tranche A was reported in the Summary Compensation Table for 2025 for Mr. Davis.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, the following Pay Versus Performance table (the “PVP Table”) provides information about the executive compensation for our principal executive officers (“PEO”) and non-PEO NEOs for 2021, 2022, 2023, 2024 and 2025 (each a “Covered Year”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

•
The information in columns (b) and (d) of the PVP Table comes directly from our Summary Compensation Tables, without adjustment.
•
As required pursuant to Item 402(v) of Regulation S-K, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable NEOs. However, these CAP amounts may not necessarily reflect compensation actually earned, realized or received by our NEOs for their service in the Covered Years, respectively.
•
More information on our compensation program, the relationship between pay and performance, and decisions for the 2025 performance year can be found in the Compensation Discussion and Analysis section above.

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Pay Versus Performance Table

The following table sets forth certain information regarding the compensation of our NEOs in comparison to different financial performance measures.

Pay Versus Performance
							Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for First PEO (b)(1)	Compensation Actually Paid to First PEO (c)(1) (2)	Summary Compensation Table Total for Second PEO (b)(1)	Compensation Actually Paid for Second PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (d)(1)	Average Compensation Actually Paid for Non-PEO NEOs (e)(1)(2)	Total Shareholder Return (f)(3)	Peer Group Total Shareholder Return (g)(3)	Net Income (Loss) (h)(4)	Company- Selected Measure: Revenue (i)(5)
2025	$6,454,507	$7,368,825	N/A	N/A	$2,783,495	$4,014,782	$160	$134	$111,075,000	$443,386,000
2024	$7,154,323	$14,137,740	N/A	N/A	$2,670,411	$3,542,822	$128	$119	$64,623,000	$376,024,000
2023	$5,418,627	$11,257,628	N/A	N/A	$2,366,876	$3,506,499	$111	$107	$67,372,000	$388,788,000
2022	$11,672,287	$11,549,710	$9,519,644	$(5,788,968)	$3,091,638	$(66,111)	$83	$91	$(295,880,000)	$438,933,000
2021	N/A	N/A	$11,266,837	$6,106,157	$4,351,075	$2,273,331	$91	$115	$(55,457,000)	$391,212,000

(1) Paul E. Davis is listed as our “First PEO” and served as our PEO in 2025, 2024 and 2023 and also for the last quarter of 2022, following the Separation. Jon Kirchner is listed as our “Second PEO” and served as our PEO for all of 2021 and the first three quarters of 2022, prior to Separation. For 2025, 2024 and 2023, our non-PEO NEOs consisted of Keith A. Jones, Kevin Tanji, Dr. Mark Kokes and Dana Escobar. For 2022, our non-PEO NEOs consisted of Keith A. Jones, Kevin Tanji, Dr. Mark Kokes, Dana Escobar, Robert Andersen, Samir Armaly, and Geir Skaaden. For 2021, our non-PEO NEOs consisted of Robert Andersen, Samir Armaly, Matt Milne, and Geir Skaaden. The total compensation for 2022 of our First PEO and post-Separation non-PEO NEOs includes initial equity award grants, sign-on bonuses and other compensation that we do not anticipate recurring in future years.

(2) The values included in columns (c) and (e) reflect the amount set forth in columns (b) and (d), respectively, for each Covered Year, with the following adjustments in accordance with Item 402(v) of Regulation S-K.

First PEO
		2021	2022	2023	2024	2025
	Summary Compensation Table - Total Compensation (column (b))	N/A	$11,672,287	$5,418,627	$7,154,323	$6,454,507
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	N/A	$10,119,620	$4,205,746	$5,893,530	$4,526,022
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	N/A	$11,246,057	$6,127,669	$7,553,891	$6,087,748
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	N/A	$(1,177,348)	$3,929,284	$5,443,314	$1,324,583
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	$—	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	$(71,666)	$109,982	$(119,911)	$(1,971,990)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	$—	$122,188	$349	$—
=	Compensation Actually Paid (column (c))		$11,549,710	$11,257,628	$14,137,740	$7,368,825

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Second PEO
		2021	2022	2023	2024	2025
	Summary Compensation Table - Total Compensation (column (b))	$11,266,837	$9,519,644	N/A	N/A	N/A
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$9,926,690	$8,491,646	N/A	N/A	N/A
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$7,039,185	$1,399,078	N/A	N/A	N/A
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$(2,287,824)	$(8,093,722)	N/A	N/A	N/A
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	N/A	N/A	N/A
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$14,649	$(122,322)	N/A	N/A	N/A
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	$—	N/A	N/A	N/A
=	Compensation Actually Paid (column (c))	$6,106,157	$(5,788,968)	N/A	N/A	N/A

Non-PEO NEO Average
		2021	2022	2023	2024	2025
	Summary Compensation Table - Total Compensation (column (d))	$4,351,075	$3,091,638	$2,366,876	$2,670,411	$2,783,495
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$3,560,617	$2,533,681	$1,724,409	$1,948,935	$1,796,730
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$2,684,150	$1,062,294	$2,515,988	$2,487,297	$2,310,317
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$(1,202,795)	$(777,596)	$313,275	$375,528	$638,009
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,518	$(565,915)	$34,768	$(41,480)	$79,692
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	$342,852	$—	$—	$—
=	Compensation Actually Paid (column (e))	$2,273,331	$(66,111)	$3,506,499	$3,542,822	$4,014,782

(3) For each of the Covered Years, TSR for the Company and the Peer Group was calculated based on a deemed fixed investment of $100 for the period starting at market close on December 31, 2020. For purposes of this PVP, our selected Peer Group consists of the Russell 2000 Index, an independently prepared market capitalization weighted index. Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4) Net income (loss) is presented on a consolidated basis and therefore includes net loss attributable to the pre-Separation product business of $0, $0, $0, $(434,272,000) and $(123,440,000) for the years ended December 31, 2025, 2024 and 2023, the nine months ended September 30, 2022 and the year ended December 31, 2021, respectively. Therefore, net income from continuing operations for all such periods was $111,075,000, $64,623,000, $67,372,000, $138,392,000 and $67,983,000, respectively.

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(5) We consider TSR as our most important financial performance measures used to link compensation actually paid to our Company performance for 2025. As TSR is already required to be disclosed in the PVP Table in accordance with Item 402(v) of Regulation S-K, revenue has been selected as our Company-Selected Measure since it is included in our Incentive Compensation Program and as a metric in our PSU awards granted prior to 2025. The Company’s selected measure of revenue excludes $366,730,000 and $486,484,000 of revenue attributable to the pre-Separation product business for the nine months ended September 30, 2022 and the year ended December 31, 2021. The revenue attributable to the pre-Separation product business was a factor in measuring the Second PEO’s performance for all such periods.

Compensation Actually Paid versus Financial Performance

The following graphical comparisons provide descriptions of the relationships between certain amounts included in the PVP Table for each of the Covered Years, including: (a) a comparison between our cumulative TSR and the cumulative total TSR of the Peer Group; and (b) comparisons between (i) the compensation actually paid to each of the PEOs and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the PVP Table, as well as net income from continuing operations outlined in footnote 4 of the PVP Table. In addition, we have included a comparison between (i) the compensation actually paid to the each of the PEOs and the average compensation actually paid to our non-PEO NEOs and (ii) net income from continuing operations, which is not required pursuant to Item 402(v) of Regulation S-K, but which we believe provides helpful additional context regarding the link between compensation actually paid to our NEOs and Company performance.

Compensation Actually Paid vs. TSR
Compensation Actually paid to PEO
Compensation Actually Paid to 2nd PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return
Compensation Actually Paid ($000)
(Value of initial $100 Investment (TSR)
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2021
2022
2023
2024
2025
$0
$6,106
$2,273
$91
$115
$11,550
($5,789)
($66)
$83
$91
$11,258
$3,506
$111
$107
$14,138
$3,543
$128
$119
$7,369
$4,015
$160
$134

Compensation Actually Paid vs. TSR

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Compensation Actually Paid vs. Revenue
Compensation Actually paid to PEO
Compensation Actually Paid to 2nd PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Selected Measure
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
Compensation Actually Paid ($000)
$500
$400
$300
$200
$100
$0
Revenue (Millions)
2021
2022
2023
2024
2025
$0
$6,106
$2,273
$391
$11,550
($5,789)
($66)
$439
$11,258
$3,506
$389
$14,138
$3,543
$376
$7,369
$4,015
$443

Compensation Actually Paid vs. Net Income
Compensation Actually paid to PEO
Compensation Actually Paid to 2nd PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (millions)
Compensation Actually Paid ($000)
Net Income (Millions)
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
2021
2022
2023
2024
2025
$0
$6,106
$2,273
($55)
$11,550
($5,789)
($66)
($296)
$11,258
$3,506
$67
$14,138
$3,543
$65
$7,369
$4,015
$111

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Compensation Actually Paid vs. Net Income from Continuing Operations
Compensation Actually paid to PEO
Compensation Actually Paid to 2nd PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income from Continuing Operations (millions)
Compensation Actually Paid ($000)
Net Income (Millions)
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$150
$100
$50
$0
2021
2022
2023
2024
2025
$0
$6,106
$2,273
$68
$11,550
($5,789)
($66)
$138
$11,258
$3,506
$67
$14,138
$3,543
$65
$7,369
$4,015
$111

Compensation Actually Paid vs. Revenue

Relationship Between Pay and Performance

Due to the leverage of our executive compensation program toward long-term incentives through grants of PSU and RSU awards, CAP is most impacted by changes in our stock price over the respective performance and/or vesting period of the awards. The CD&A describes in greater detail the Compensation Committee’s emphasis on “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation.

Tabular List of Financial Performance Measures

The financial performance measures listed below are our unranked most important financial performance measures used to link PEO and non-PEO CAP to our Company performance in 2025.

•
TSR
•
Revenue
•
Non-GAAP Operating Expenses (excluding litigation)

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PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

This proxy statement includes extensive disclosure regarding the compensation of our named executive officers under the headings “Compensation Discussion and Analysis” and “Compensation of Named Executive Officers.” Section 14A of the Exchange Act, requires us to submit to our stockholders a nonbinding advisory resolution to approve the compensation of the named executive officers disclosed in this proxy statement, commonly referred to as a say-on-pay vote. When determining how often to hold a stockholder advisory vote to approve named executive officer compensation, the Board took into account the strong preference for an annual vote expressed by stockholders at the Company’s 2023 annual meeting of stockholders. Accordingly, the Board determined that we will hold an annual say-on-pay vote until the next say-on-pay frequency vote.

Voting and Board’s Recommendation

The Board has approved the submission of the following resolution to our Company’s stockholders for approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this 2026 Proxy Statement pursuant to Item 402 of Regulation S-K, including the disclosure under the headings ‘Compensation Discussion and Analysis’ and ‘Compensation of Named Executive Officers,’ is hereby approved.”

As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation program is designed to attract, motivate and retain talented executives that will drive the Company’s financial, operational and strategic objectives while creating long-term stockholder value. The compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary, annual performance-based cash incentives, and long-term incentives delivered in the form of equity awards that are earned over a multi-year period. Base salary is intended to provide a baseline level of compensation for our named executive officers. The remaining types of compensation, which in the aggregate represent the majority of our named executive officers’ target total direct compensation opportunities, tie compensation directly to the achievement of corporate and individual performance objectives, increases in our stock price, or both.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to approve the compensation of the named executive officers as disclosed in this proxy statement.

The stockholder vote to approve NEO compensation is an advisory vote only, and it is not binding on the Company, the Board, or the Compensation Committee. Although the vote is non-binding, the Compensation Committee and Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers. Abstentions have the same effect as negative votes on this proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

The Board recommends a vote “FOR” approval of the foregoing resolution.

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PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE A&R 2020 EQUITY INCENTIVE PLAN

Introduction

Our stockholders are being asked to approve an amendment to our A&R 2020 Plan. The proposed amendment would increase the number of shares of our common stock for future issuance to officers, employees, non-employee directors and consultants in our employ or service or the employ or service of our affiliates by 10,700,000 shares. Our Board approved the amendment to the A&R 2020 Plan on March 19, 2026, subject to stockholder approval.

We depend on the performance and commitment of our employees to succeed. The use of equity-based long-term incentives assists us in attracting, retaining, motivating and rewarding talented employees. Providing equity awards creates long-term participation in our Company and aligns the interests of our employees with the interests of our stockholders. We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes. However, the current share reserve under the A&R 2020 Plan is insufficient to cover equity award grants to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent.

Shares Reserved under the A&R 2020 Plan

As of March 9, 2026, a total of 25,700,000 shares of our common stock were reserved under the A&R 2020 Plan, the aggregate number of shares of common stock subject to outstanding awards under the A&R 2020 Plan was 7,330,437 and a total of 1,888,996 shares of common stock remained available under the A&R 2020 Plan for future issuance. If this proposal is not approved, we may be unable to continue to offer competitive equity packages to attract and retain employees and we may have to increase cash compensation to recruit, retain and motivate our employees and non-employee members of the Board, thereby reducing resources available to meet our business needs.

On June 1, 2020, in connection with the merger of the Company with TiVo Corporation, the Company assumed all then-outstanding stock options, awards, and shares available and reserved for issuance under the Legacy Plans, however we have not issued any awards under these Legacy Plans since the A&R 2020 Plan was first amended in 2022, and we have determined that we will not issue any shares under these Legacy Plans in the future. The A&R 2020 Plan will be the only equity plan under which we grant equity awards to individuals in the service of our current business model.

If our stockholders approve the amendment to the A&R 2020 Plan, a total of 36,400,000 shares will be reserved for issuance under the A&R 2020 Plan, consisting of the existing share reserve of 25,700,000 shares under the A&R 2020 Plan and the new share increase of 10,700,000 shares.

All of the foregoing share numbers may be further adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments Upon Changes in Capitalization.”

The amendment to the A&R 2020 Plan is being submitted for stockholder approval in order for us to meet the stockholder approval requirements of Nasdaq and the requirements of Section 422 of the Code.

Determination of Number of Shares

When deciding on the number of shares to be available for awards under the A&R 2020 Plan, the Board considered a number of factors, including the remaining number of shares available under the A&R 2020 Plan, the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, the current and future accounting expenses associated with our equity award practices and input from shareholder advisory firms.

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Dilution Analysis

The table below presents information about the number of shares that were subject to outstanding equity awards and the shares remaining available for issuance under all our equity incentive plans (excluding, for the avoidance of doubt, the 2020 Employee Stock Purchase Plan), each at March 9, 2026, and the proposed increase in shares authorized for issuance under the A&R 2020 Plan.

A&R 2020 Plan
Options outstanding	—
Weighted average exercise price of outstanding options	—
Weighted average remaining term of outstanding options	—
Full Value awards outstanding (1)	7,330,437
Shares remaining available for grant under the A&R 2020 Plan (2)	1,888,996
2008 Plan
Options outstanding	—
Weighted average exercise price of outstanding options	$—
Weighted average remaining term of outstanding options	—
Full Value awards outstanding (3)	114,528
Shares remaining available for grant under the 2008 Plan (4)	—
All other Plans
Options outstanding	—
Weighted average exercise price of outstanding options	$—
Weighted average remaining term of outstanding options	—
Full Value awards outstanding	—
Shares remaining available for grant under All other Plans	—
All Equity Plans
Options outstanding	—
Weighted average exercise price of outstanding options	—
Weighted average remaining term of outstanding options	—
Full Value awards outstanding	7,444,965
Shares remaining available for grant under All Equity Plans	1,888,996
Proposed increase in shares available for issuance under A&R 2020 Plan (over existing share reserve under the A&R 2020 Plan)	10,700,000

(1) The Full Value awards outstanding represent (a) 5,545,027 RSU awards that vest based on service and (b) 1,785,410 PSU awards, assuming target performance. PSU awards may be eligible to vest at up to 200% of the “target” award levels at “maximum” performance.

(2) For purposes of calculating the shares that remain available for equity award grants under the A&R 2020 Plan, (a) each stock option or stock appreciation right (which we refer to as a SAR) is treated as using one available share for each share of our common stock actually subject to the grant, (b) each “Full Value award” granted prior to May 9, 2024 is treated as using 1.5 available shares for each share of our common stock covered by such Full Value award, and (c) each “Full Value award” granted on or after May 9, 2024 is treated as using one available share for each share of our common stock covered by such Full Value award.

(3) The Full Value awards outstanding represent restricted stock units with time-based vesting.

(4) On June 1, 2020, in connection with the merger of the Company with TiVo Corporation, the Company assumed all then-outstanding stock options, awards, and shares available and reserved for issuance under the Legacy Plans. We have not issued any awards under these plans since the A&R 2020 Plan was first amended in 2022, and we have determined that we will not issue any shares under these plans in the future.

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As of March 9, 2026, 110,703,732 shares of common stock outstanding, an aggregate total of 7,444,965 shares issuable pursuant to outstanding stock options and awards, and 1,888,996 shares available for future grants represents a potential dilution (often referred to as “overhang”) of approximately 7.14% of shares. If the amendment to the A&R 2020 Plan is approved, the additional 10,700,000 shares available for issuance would increase the overhang by approximately 8.18%. The Company calculates “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

We believe that the additional 10,700,000 of shares of Common Stock under the A&R 2020 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards in furtherance of our performance-based compensation practices, the Company’s objectives and the goals of our equity compensation program.

Burn Rate

In connection with our equity incentive program, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our stock award “burn rate” each year. Our 2025 gross burn rate, representing annual equity awards granted as a percentage of total shares outstanding, is 2.99%, as presented in the table below. This is significantly below the 6.77% gross burn rate limit that ISS applies to the 4510 (Software & Services) GICS industry group of the Russell 3000 for 2025 to which the Company belongs.

Element	2025
RSUs and PSUs Full Value Awards granted	3,258,120
Weighted Average Number of Shares of Common Stock Outstanding as of December 31	108,845,452
Burn Rate (RSUs and PSUs granted)	2.99%

The burn rate means that we used less than 3.0% of the weighted average shares outstanding for RSU and PSU awards granted in 2025 under the current A&R 2020 Plan.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the increase in the share reserve under the A&R 2020 Plan is reasonable and appropriate at this time.

Other Key Features of the A&R 2020 Plan

The A&R 2020 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the A&R 2020 Plan that protect stockholder interests as follows:

•
No Increase to Shares Available for Issuance without Stockholder Approval. Without stockholder approval, the A&R 2020 Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may be issued under the A&R 2020 Plan (other than adjustments in connection with certain corporate reorganizations and other events).
•
No liberal change-of-control definition. The A&R 2020 Plan defines change of control based on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.
•
No Automatic Vesting for Awards Upon Change of Control. The A&R 2020 Plan does not have automatic accelerated vesting provisions for awards in connection with a change of control of the Company (other than in connection with the non-assumption of awards).
•
No Repricing of Awards. Without stockholder approval, the A&R 2020 Plan prohibits the repricing, replacement or buyout of underwater options or SARs (except as permitted in a change of control of the Company or changes in capitalization and other transaction as described below).

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•
Limitations on Dividend Payments on Awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.
•
Reasonable Share Counting Provisions. In general, when awards granted under the A&R 2020 Plan are forfeited, expire or are settled in cash, or when the shares subject to a restricted stock award are forfeited by the holder or repurchased by us, the shares reserved for those awards will be returned to the share reserve and be available for future awards in an amount corresponding to the reduction in the share reserve previously made with respect to such award. However, the following shares will not be returned to the share reserve under the A&R 2020 Plan: shares of common stock that are delivered by the grantee or withheld by us as payment of the exercise price in connection with the exercise of an option or SAR or payment of the tax withholding obligation in connection with any award; shares purchased on the open market with the cash proceeds from the exercise of options or SARs; and shares subject to a SAR that is not issued in connection with the stock settlement of the SAR on its exercise.
•
Limitations on Grants. The maximum aggregate number of shares of our common stock that may be subject to one or more awards granted to any participant, pursuant to the A&R 2020 Plan during any calendar year cannot exceed 1,500,000 shares. However, this number may be adjusted to take into account changes in capitalizations and certain other corporate transactions as described below. The maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more awards initially payable in cash will be $1,500,000. In addition, the maximum aggregate grant date fair value of awards granted under the A&R 2020 Plan to a non-employee director as compensation for services as a non-employee director during any calendar year, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto, may not exceed $750,000.
•
No “In-the-Money Option” or Stock Appreciation Right Grants. The A&R 2020 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.
•
Independent Administration. The Compensation Committee of our Board, which consists of two or more non-employee directors, generally will administer the A&R 2020 Plan. Our full Board will administer the A&R 2020 Plan with respect to awards granted to our non-employee directors. The Compensation Committee may delegate certain of its duties and authorities to a management committee for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Exchange Act), or (2) have been delegated authority to grant, amend or administer awards under the A&R 2020 Plan.

Summary of the A&R 2020 Plan

The principal features of the A&R 2020 Plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated 2020 Equity Incentive Plan, which is filed as Exhibit 4.1 to the Registration Statement on Form S-8 filed on May 9, 2024 and the Form of Plan Amendment to the A&R 2020 Plan attached to this proxy statement as Appendix A.

Purposes

The purposes of the A&R 2020 Plan are to attract and retain the best available personnel for positions of responsibility and to provide additional incentive, that is aligned with shareholders, to our employees, directors and consultants and to promote the success of our business.

Share Reserve

Subject to adjustments described in the section titled “Adjustments Upon Changes in Capitalization”, the number of shares of our common stock that may be issued pursuant to awards granted under the current A&R 2020 Plan shall not exceed, in the aggregate, 25,700,000 shares. This share reserve is comprised of (i) the 8,000,000 shares initially approved for issuance under the A&R 2020 Plan, (ii) the 8,800,000 share increase approved by the Board on February 2, 2022, which was approved by stockholders at the 2022 Annual Meeting of Stockholders, and (iii) the 8,900,000 shares increase approved by the Board on March 22, 2024, which were approved by stockholders at the 2024 Annual Meeting of Stockholders. Under the A&R 2020 Plan, as of March 9, 2026, 1,888,996 shares remained available for issuance, no shares were subject to outstanding stock options and 7444,965 shares were subject to

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outstanding RSU and PSU awards (with any PSU included at “target” levels for such purposes). Approval of the amendment to the A&R 2020 Plan will increase the number of shares of our common stock for future issuance by 10,700,000 shares.

To the extent that an award is forfeited, expires, is settled in cash, any shares subject to the award will be available for awards under the A&R 2020 Plan in an amount corresponding to the reduction in the share reserve previously made with respect to such award. Shares subject to a restricted stock award forfeited by a participant or repurchased by us at a price not greater than the price originally paid by the participant will also again be available for awards under the A&R 2020 Plan in an amount corresponding to the reduction in the share reserve previously made with respect to such award. Notwithstanding the foregoing, shares tendered or withheld to satisfy the exercise price of an option or SAR granted under the A&R 2020 Plan or any tax withholding obligation with respect to an award granted under the A&R 2020 Plan, any shares subject to a SAR that are not issued in connection with the stock settlement of such award on exercise, and shares purchased on the open market with the cash proceeds from the exercise of options or SARs granted under the A&R 2020 Plan, will not be added to the shares authorized for grant under the A&R 2020 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the A&R 2020 Plan.

Individual Limits

The maximum aggregate number of shares of our common stock that may be subject to one or more awards granted to any participant, other than a non-employee director, pursuant to the A&R 2020 Plan during any calendar year cannot exceed 1,500,000 shares. In addition, the maximum aggregate amount of cash that may be paid to any one person during any calendar year with respect to one or more awards initially payable in cash shall be $1,500,000.

Pursuant to the terms of the A&R 2020 Plan, the maximum aggregate grant date fair value of awards granted under the A&R 2020 Plan to a non-employee director as compensation for services as a non-employee director during any calendar year, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto, shall be $750,000.

All share and dollar limitations are subject to adjustment for changes in capitalization and other transactions as described below.

Administration

The A&R 2020 Plan may generally be administered by our Board or a committee appointed by our Board (the Board or any such committee, the “Committee”). The A&R 2020 Plan is currently being administered by the Compensation Committee of our Board. The Committee may make any determinations deemed necessary or advisable for the A&R 2020 Plan. Specifically, the Committee has the authority to exercise all of the powers granted to it, and make all determinations, under the Plan, determine the fair market value of our common stock, select the service providers to whom awards will be granted, determine the number of shares subject to each award, approve the forms of agreement for use under the A&R 2020 Plan, to determine the terms and conditions of any awards (such terms and conditions include, but are not limited to, the exercise price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award, based in each case on such factors as the Committee, in its sole discretion, shall determine), to prescribe, amend and rescind rules and regulations relating to the A&R 2020 Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws, and to construe, interpret, implement and correct any defect, supply any omission and reconcile any inconsistency in the A&R 2020 Plan and all award agreements and determine disputed facts related thereto (provided that, with respect to all claims or disputes arising out of any determination of the Committee that materially adversely affects a holder’s award, (i) the affected holder must file a written claim with the Committee for review, explaining the reasons for such claim, and (ii) the Committee’s decision must be written and must explain the decision). All decisions, determinations and interpretations of the Committee on all matters relating to the A&R 2020 Plan or any award agreement will be entitled to the maximum deference permitted by law and will be final, binding and conclusive and non-reviewable and non-appealable and may be entered as a final judgment in any court having jurisdiction. The Committee may delegate the powers, authorities and discretions conferred on it under the A&R 2020 Plan. Notwithstanding the foregoing, the full Board shall conduct the general administration of the A&R 2020 Plan with respect to awards granted to non-employee directors.

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Eligibility

Employees, non-employee directors and consultants in our employ or service or in the employ of our parent or subsidiaries are eligible to receive awards under the A&R 2020 Plan. As of March 9, 2026, we had approximately 150 employees (including 10 executive officers, 4 of which are our NEOs), 6 non-employee directors and currently no consultants with awards under the A&R 2020 Plan. The Committee determines which of our employees, directors and consultants will be granted awards.

Valuation

The fair market value per share of common stock on any relevant date under the A&R 2020 Plan will be the closing sale price of our common stock on Nasdaq on such date or, if no bids or sales were reported for such date, on such date, on the most recent preceding date with a bid or sale. The closing price per share of our common stock on March 9, 2026, was $22.33.

Awards Under the A&R 2020 Plan

The A&R 2020 Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Stock Options will provide for the right to purchase common shares at a specified price which may not be less than 100% of the fair market value of a share of our common stock on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of performance criteria established by the Committee. Options may be granted for any term specified by the Committee, which term may not exceed ten years from the date of grant. The A&R 2020 Plan authorizes the Committee to grant stock options that are intended to qualify as “incentive stock options” under the Code to employees and non-qualified stock options to any eligible participant in the A&R 2020 Plan. Holders of stock options will not have any rights as a shareholder with respect to any share of common stock subject to the stock option unless and until such holder becomes the holder of record of such share.

Restricted Stock Awards may be sold to participants at various prices or granted with a nominal purchase price (which purchase price may not be less than par value unless otherwise permitted by applicable state law) and may be made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by us at the original purchase price, or forfeited if no cash consideration was paid by the participant at the time of grant, if the conditions or restrictions are not met. The Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse. Dividends may not be paid on restricted stock awards subject to vesting conditions unless and until such conditions are met.

Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to such vesting conditions as may be established by the Committee. Restricted stock units entitle the holder to receive shares of common stock or the value of the common stock underlying those units upon vesting or otherwise as specified by the Committee. The restricted stock units may be settled in cash and/or common stock as determined by the Committee. The recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the shares are issued.

Stock Appreciation Rights, granted by the Committee typically will provide for payments, if any, to the holder based upon increases in the price of our common stock over the exercise price of the SAR. The exercise price of a SAR may not be less than 100% of the fair market value of our common stock on the date of grant. The Committee may elect to pay SARs in cash or in shares or in a combination of both. SARs granted under the A&R 2020 Plan may not have a term that exceeds ten years from the date of grant.

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Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the awards held by the participant. Dividend equivalents will not be awarded in respect of stock options or SARs, except as determined otherwise by the Committee. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.

Performance Awards may be granted by our Compensation Committee which will vest based upon the attainment of specific performance goals that are established by our Compensation Committee and relate to one or more performance criteria on a specified date or dates determined by our Compensation Committee.

Stock Payments may be authorized by the Committee in the form of shares of common stock. Stock payments may be based upon the performance criteria listed below or other specific performance criteria determined appropriate by the Committee, determined on the date such stock payment is made or on any date thereafter.

Performance Criteria

Under the A&R 2020 Plan, the Committee may grant awards that are paid, vest or become exercisable upon the attainment of Company performance criteria, which may include, but are not limited to, one or more of the following business criteria with respect to us, any subsidiary or any division or operating unit thereof or an individual:

•
revenue or billings,
•
sales
•
cash flow,
•
earnings per share of common stock (including earnings before any one or more of the following: (1) interest, (2) taxes, (3) depreciation, (4) amortization, (5) goodwill impairment charges, or (6) non-cash equity-based compensation expense),
•
return on equity,
•
total stockholder return,
•
return on invested capital,
•
return on assets or net assets,
•
income or net income or pre-tax income,
•
operating income or net operating income,
•
operating profit or net operating profit,
•
operating margin,
•
cost reductions or savings or expense management,
•
appreciation in the fair market value of a share of common stock,
•
R&D expenses (including R&D expenses as a percentage of sales or revenues),
•
working capital,
•
market share,
•
completion of acquisitions and partnerships,
•
implementation of new technology by customers or partners,
•
completion of settlements and/or licensing arrangements,
•
new product or technology development milestones,

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•
comparisons with various stock market indices,
•
capital raised in financing transactions or other financing milestones, and
•
financial ratios.

These performance criteria may be measured in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Compensation Committee may provide that one or more adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include, but are not limited to, one or more of the following:

•
items related to a change in accounting principle,
•
items relating to financing activities,
•
expenses for restructuring or productivity initiatives,
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non-cash charges, including those relating to share-based awards,
•
other non-operating items,
•
items related to acquisitions or other strategic transactions,
•
items attributable to the business operations of any entity acquired by us during the performance period,
•
items related to the disposal of a business or segment of a business,
•
items related to discontinued operations that do not qualify as a segment of a business under GAAP,
•
items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period,
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any other items of significant income or expense which are determined to be appropriate adjustments,
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items relating to unusual or extraordinary corporate transactions, events or developments,
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items related to amortization of acquired intangible assets,
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items that are outside the scope of our core, on-going business activities, or
•
items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

No Repricing of Awards

The A&R 2020 Plan does not permit our Board or the Committee, without stockholder approval, to amend the terms of any outstanding option or SAR award under the A&R 2020 Plan to reduce its exercise price or cancel and replace any outstanding option or SAR award for cash or another award when the exercise price per share exceeds the fair market value of the underlying shares.

Forfeiture, Recoupment and Clawback Provisions

Pursuant to its general authority to determine the terms and conditions applicable to awards under the A&R 2020 Plan, the Committee has the right to provide, in an award agreement or otherwise, that an award shall be subject to the provisions of any recoupment or clawback policies implemented by us from time to time, including, without limitation, any recoupment or clawback policies adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

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Awards Not Transferable

Awards may generally not be sold, pledged, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. The Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders. ISOs may not be transferable. If the Committee makes an award transferable, such award shall contain such additional terms and conditions as the Committee deems appropriate.

Adjustments Upon Changes in Capitalization

In the event of any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, exchange of shares, merger, consolidation, split-up, spin-off, issuance of warrants or other rights to purchase securities of the Company or any other similar transaction or event change affecting our common stock (other than an equity restructuring), the Committee may make equitable adjustments in the number and type of shares (or other securities or property) subject to the A&R 2020 Plan (including the individual limits and the manner in which Full Value awards are counted), the number and type of shares (or other securities or property) subject to each outstanding award, the terms and conditions of any award outstanding under the A&R 2020 Plan, and the grant or exercise price of any such award. In the event of an equity restructuring (which includes a transaction such as a stock dividend, stock split, spin-off, rights offerings or recapitalization through a large non-recurring cash dividend that affects the number or kind of share or the share price of common stock), the number and type of shares (or other securities or property) subject to the A&R 2020 Plan (including the individual limits and the manner in which Full Value awards are counted), the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be equitably adjusted. Adjustments in the event of an equity restructuring will not be discretionary.

In the event of a Change of Control, each outstanding award will be assumed or an equivalent award or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or a subsidiary of the successor corporation refuses to assume or substitute for each outstanding award, the Committee will determine whether, to what extent and under what circumstances and method or methods awards will be (i) (A) accelerated, vested and, if applicable, exercisable and (B) settled for an amount of cash or shares (or other securities or property) equal to their value or (ii) canceled, forfeited or suspended in exchange for payment in an amount equal to the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the consideration received or to be received by other stockholders of the Company in such event). In the event that the consideration paid in the Change of Control includes contingent value rights, earnout or indemnity payments or similar payments, then the Committee will determine if awards settled or paid under clauses (i) or (ii) above are (A) valued at closing taking into account such contingent consideration or (B) entitled to a share of such contingent consideration.

Under the A&R 2020 Plan, a change of control is generally defined as:

(1)
a transaction or series of related transactions (other than an offering of our common stock to the general public through a registration statement filed with the SEC) whereby any person or entity or related group of persons or entities (other than us, our subsidiaries, an employee benefit A&R 2020 Plan maintained by us or any of our subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, us) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total combined voting power of our securities outstanding immediately after such acquisition; or
(2)
our consummation (whether we are directly or indirectly involved through one or more intermediaries) of (1) a merger, consolidation, reorganization, or business combination or (2) the sale or other disposition of all or substantially all of our assets in any single transaction or series of transactions or (3) the acquisition of assets or stock of another entity, in each case other than a transaction:
1.
which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into our voting securities or the voting securities of the person that, as a result of the transaction, controls us, directly or indirectly, or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business (we or such person being referred to as a successor entity)) directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction; and

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2.
after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; provided, however, that no person or group is treated as beneficially owning 50% or more of combined voting power of the successor entity solely as a result of the voting power held in us prior to the consummation of the transaction.

Tax Withholding

The Company is entitled to require payment in cash or deduction from other compensation payable to an award holder of all applicable federal, state or local taxes and other amounts required to be withheld by the Company upon the issuance, vesting, exercise or payment of any award. The Company may withhold shares of common stock otherwise issuable under an award in satisfaction of all or a portion of such taxes.

Amendment and Termination of the A&R 2020 Plan

The Board may suspend or terminate the A&R 2020 Plan, or any part thereof, at any time and for any reason. The Committee may also amend the A&R 2020 Plan from time to time, except that the Committee may not, without prior stockholder approval, amend the A&R 2020 Plan in any manner that would increase the maximum number of shares issuable pursuant to awards granted under the A&R 2020 Plan, increase the individual award limits, or that would require stockholder approval to comply with any applicable laws, regulations or rules. No action by our Board, the Committee or our stockholders may alter or impair any award previously granted under the A&R 2020 Plan without the consent of the holder. The A&R 2020 Plan will continue until terminated by the Committee. No ISOs may be granted under the A&R 2020 Plan after May 9, 2034.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material U.S. federal income tax consequences to participants in the A&R 2020 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of U.S. federal income taxation that may be relevant in light of a holder’s personal investment circumstances and a participant receiving an award should rely on the advice of his or her legal and tax advisors. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the A&R 2020 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

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An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. In the case of SARs granted with an exercise price equal to the fair market value of our common stock on the date of grant, no taxable income is realized upon the receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below.

Restricted Stock and Restricted Stock Units. An employee to whom restricted stock or restricted stock units is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Internal Revenue Code (the “Code”). However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below. Similarly, when restricted stock units vest and the underlying shares of common stock are issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below.

Stock Payments. A participant who receives a stock payment will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount subject to the limit on deductibility of compensation under Section 162(m) of the Code as described below.

Section 409A. Certain types of awards under the A&R 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the A&R 2020 Plan and awards granted under the A&R 2020 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Committee, the A&R 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

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Section 162(m) Limitation. Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program as it deems appropriate, the Compensation Committee retains the discretion to approve compensation that exceeds deductibility limits.

New Plan Benefits

As described above, the Compensation Committee, in its discretion, selects the participants who receive awards and the size and types of those awards under the A&R 2020 Plan. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the A&R 2020 Plan are not currently determinable except in connection with the Company’s director compensation policy.

VOTING AND BOARD’S RECOMMENDATION

The affirmative vote of the holders of a majority of the votes cast is required to approve the proposed amendment to the A&R 2020 Plan. Should such approval not be obtained, then the share reserve under the A&R 2020 Plan will not be increased and the A&R 2020 Plan will remain unchanged. However, awards will continue to be made under the A&R 2020 Plan until the date all the shares currently reserved for issuance thereunder have been issued or any earlier termination of the A&R 2020 Plan.

The Board recommends a vote “FOR” the approval of the Amendment to the A&R 2020 Plan.

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PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Fees for Professional Audit Services

The following is a summary of fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees(1)	$1,744,000	$1,645,000
All Other Fees(2)	2,000	47,000
Total Fees	$1,746,000	$1,692,000
(1)
Represents the aggregate fees billed for the audit of the Company’s financial statements and reviews of the financial statements included in the Company’s quarterly reports.
(2)
Represents the aggregate fees billed for all products and services provided that are not included under “audit fees.”

Audit Committee Pre-approval Policies

Before an independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. All non-audit services provided by PricewaterhouseCoopers LLP during 2025 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

Voting and Board’s Recommendation

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP. Abstentions have the same effect as negative votes on this proposal. We do not expect to have any broker non-votes for this proposal because this proposal is considered a “routine” matter for which the broker has the discretionary authority to vote on behalf of the beneficial owners.

The Board recommends that the stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the SEC and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at https://investors.adeia.com/corporate-governance/governance-overview.

The Audit Committee’s responsibilities include assisting the Board regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’ qualifications and independence, and the performance of the Company’s internal audit function and the independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the year ended December 31, 2025 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 1301, as amended (Communication with Audit Committees), as modified or supplemented. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence) and the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company and the Company’s management.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

The Audit Committee and the Board also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

March 19, 2026

AUDIT COMMITTEE V. SUE MOLINA, CHAIR ADAM RYMER SANDEEP VIJ

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our Amended and Restated Certificate of Incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our Amended and Restated Certificate of Incorporation and Bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•
indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and
•
advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

Procedures for Approval of Related Person Transactions

As provided by the Company’s written Audit Committee Charter, the Audit Committee must review all related party transactions on an ongoing basis, and approve any related party transaction. The Company’s written Code of Business Conduct and Ethics Policy requires that all directors, officers and employees make appropriate disclosure of any situation that could give rise to a conflict of interest to the Company’s Chief Legal Officer.

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Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2025, Ms. O’Connor and Mr. Moloney and Ms. Turner-Brim served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries during their appointment on the Compensation Committee. In addition, during the year ended December 31, 2025, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board or our Compensation Committee.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act, may submit to the Board proposals to be presented at the 2027 Annual Meeting of Stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class U.S. mail, postage prepaid, to our Secretary and received at our principal executive offices at the address set forth above no later than November 25, 2026 in order to be considered for inclusion in the proxy materials to be disseminated by the Board for such annual meeting.

Our Bylaws, as amended to date, also provide for separate advance notice requirements to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting, or from January 7, 2027 to February 6, 2027; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice. See “Nominating and Corporate Governance Committee.”

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

In addition to satisfying all of the requirements under our Bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the SEC reports of ownership of company securities and changes in reported ownership. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2025 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

80 | ADEIA - Proxy Statement

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Accompanying this proxy statement is our Annual Report on Form 10-K for the year ended December 31, 2025. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, are available free of charge on our website at www.adeia.com or you can request a copy free of charge by calling Investor Relations at 408-473-2500 or sending an e-mail request to IR@adeia.com. Please include your contact information with the request.

By Order of the Board ADEIA INC.

Sincerely, KEVIN TANJI Chief Legal Officer and Corporate Secretary San Jose, California

March 25, 2026

81 | ADEIA - Proxy Statement

APPENDIX A

FORM OF PLAN AMENDMENT TO ADEIA INC. AMENDED AND

RESTATED 2020 EQUITY INCENTIVE PLAN

The Adeia Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”) is hereby amended (this “Amendment”), effective as of ____________, 2026.

1.
Section 3(a) of the Plan is hereby amended in its entirety to read as follows:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 36,400,000 shares; provided, however, that each Share issued under the Plan pursuant to a Previously-Issued Full-Value Award shall reduce the number of available Shares by one and one-half (1.5) shares. Shares issued upon exercise of Awards may be authorized but unissued, or reacquired Common Stock. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options is 36,400,000.”

2.
Except as modified by this Amendment, all the terms and provisions of the Plan as in effect immediately prior to this Amendment shall continue in full force and effect.

IN WITNESS WHEREOF, Adeia Inc. has caused this Amendment to be executed on its behalf by its duly-authorized officer as of the date set forth below.

ADEIA INC.

___________________________________

By:

Name:

Title:

Date:

82 | ADEIA - Proxy Statement

Your **Vote** Counts!

ADEIA INC.

2026 Annual Meeting
Vote by May 6, 2026
11:59 PM ET

ADEIA INC.
3025 ORCHARD PKWY
SAN JOSE, CA 95134

V86059-P45105

You invested in ADEIA INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 7, 2026
10:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/ADEA2026

*Please check the meeting materials for any special requirements for meeting attendance.

83 | ADEIA - Proxy Statement

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect seven (7) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified; **Nominees:**	
1a.	Paul E. Davis	For
1b.	V. Sue Molina	For
1c.	Daniel Moloney	For
1d.	Tonia O'Connor	For
1e.	Adam Rymer	For
1f.	Phyllis Turner-Brim	For
1g.	Sandeep Vij	For
2.	To hold an advisory vote to approve the compensation of the Company's named executive officers;	For
3.	To approve an amendment to the Amended and Restated 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 10,700,000 shares of common stock; and	For
4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V86060-P45105

84 | ADEIA - Proxy Statement

adeia

ADEIA INC.
3025 ORCHARD PKWY
SAN JOSE, CA 95134

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 6, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADEA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 6, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86049-P45105 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADEIA INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Paul E. Davis	☐	☐	☐
1b. V. Sue Molina	☐	☐	☐
1c. Daniel Moloney	☐	☐	☐
1d. Tonia O'Connor	☐	☐	☐
1e. Adam Rymer	☐	☐	☐
1f. Phyllis Turner-Brim	☐	☐	☐
1g. Sandeep Vij	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

85 | ADEIA - Proxy Statement

V86050-P45105

ADEIA INC.
ANNUAL MEETING OF STOCKHOLDERS
May 7, 2026 10:00 AM Pacific Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Paul E. Davis and Keith Jones, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADEIA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time, on Thursday, May 7, 2026, virtually at www.virtualshareholdermeeting.com/ADEA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

86 | ADEIA - Proxy Statement